UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-00653)

Exact name of registrant as specified in charter:	Putnam Income Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 — October 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PINCX

Putnam Income Fund

Annual report 10|31|10

A world of investing.™

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Income
Fund

Annual report
10 | 31 | 10

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Trustee approval of management contract	16

Other information for shareholders	20

Financial statements	21

Federal tax information	73

Shareholder meeting results	73

About the Trustees	74

Officers	76

Message from the Trustees

Dear Fellow Shareholder:

Stock markets around the world rallied strongly over the past few months, riding a rising tide of strengthening investor confidence and slowly improving economic and corporate data. Indeed, U.S. stocks delivered their best September in 71 years, and continued to add to those gains in October. Bond markets also have generated positive results for much of 2010 and continue to be a source of refuge for risk-averse investors.

It is important to recognize, however, that we may see periods of heightened market volatility as markets and economies seek more solid ground. The slow pace of the U.S. economic recovery and ongoing European sovereign debt concerns have made markets more susceptible to disappointing news. We believe, however, that Putnam’s research-intensive, actively managed investment approach is well suited for this environment.

In developments affecting oversight of your fund, Barbara M. Baumann has been elected to the Board of Trustees of the Putnam Funds, effective July 1, 2010. Ms. Baumann is president and owner of Cross Creek Energy Corporation of Denver, Colorado, a strategic consultant to domestic energy firms and direct investor in energy assets. We also want to thank Elizabeth T. Kennan, who has retired from the Board of Trustees, for her many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Seeking high current return across a broad range of fixed-income securities

Over Putnam Income Fund’s 56-year history, the bond landscape has undergone a dramatic transformation. A significant portion of the U.S. investment-grade sector, the fund’s primary focus, is now composed of securitized debt instruments, including mortgage- and asset-backed securities. The high-yield corporate bond sector, established in the late 1970s, has also grown significantly and is now considered a mature asset class. And outside the United States, there are new opportunities to invest in the debt of developed and emerging-market countries.

Amid this evolution, the fund’s objective has remained constant. In a letter to investors in 1963, George Putnam, Jr., expressed it this way: “We have in mind those people who need a liberal current return…” His choice of “current return” rather than “current income” captures the investment philosophy of the fund today: High current income should be pursued within a total return context, and risk management is as important as yield in maintaining a high current income stream.

Since 1954, Putnam Income Fund has navigated the changing bond market landscape to seek total return for investors.

Investing in today’s global bond market requires broad expertise. Putnam’s fixed-income organization includes teams of specialists who focus on varied investment opportunities. The fund’s managers select from these opportunities, building a diversified portfolio that carefully balances risk and return.

Consider these risks before investing:

Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk. The use of derivatives involves special risks and may result in losses. Funds that invest in bonds are subject to certain risks including interest-rate risk, credit risk, and inflation risk.

As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.

Key fixed-income return sources

Securitized: Interest-rate cycles affect mortgage- and asset-backed securities (MBS/ABS). Because MBS are the securitized cash flows of mortgages, prepayment rates are another consideration. Some MBS are issued by the U.S. government or its agencies and others are issued by other entities.

For ABS, managers monitor the credit quality of the underlying assets, which comprise the securitized cash flow of anything from credit card debt to manufactured housing debt.

Credit: Corporate bond performance tends to track the health of the overall economy more closely than other bonds. These bonds are less sensitive to interest-rate movements; they tend to perform well when the economy strengthens, often in spite of the higher rates that accompany stronger growth.\

2	3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Interview with your fund’s portfolio manager

Rob Bloemker

How did the fund perform for the year ended October 31, 2010?

I’m pleased to report that Putnam Income Fund’s class A shares returned 11.45%, outperforming both its benchmark, the Barclays Capital Aggregate Bond Index, which gained 8.01%, and the average return of its Lipper peer group, Corporate Debt Funds A-Rated, which finished at 9.27%.

How would you characterize the broad bond market environment during the past 12 months?

The period began amid indications that global economies were emerging from the Great Recession, prompting investors to move toward the historically attractive yields offered by securities in riskier categories, such as high-yield corporate bonds and emerging-market debt. Then in April and May, after more than a year of steady improvement in credit market conditions, the fallout from Europe’s sovereign debt woes bred risk aversion and led to higher borrowing costs for a handful of smaller European economies, most notably Greece, and for some corporations. By late summer, however, the credit markets recovered, and U.S. corporations found increasingly inexpensive access to debt markets, resulting in a resurgence of bond issuance at unusually low borrowing rates. In Europe, credit conditions broadly stabilized as a nearly $1 trillion government bailout program calmed market concerns about a liquidity crisis. Still, the borrowing environment varied considerably from country to country, underscoring ongoing sovereign debt concerns. As the period came to a close, the Federal Reserve [the Fed] launched its second major quantitative easing program — dubbed “QE2,” under which it plans to purchase up to $600 billion in U.S. Treasuries.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 10/31/10. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 15.

The fund outperformed its benchmark and peer category by substantial margins. What were the major factors behind this outperformance?

The fund’s strong relative performance is attributable to several key strategies and risk exposures. During the period, the fund benefited from our balanced approach to prepayment risk, credit risk, and liquidity risk, primarily as a result of three major mortgage strategies.

First, we established a moderate position in short-term commercial mortgage-backed securities [CMBS], focusing on bonds in the highly liquid topmost part of the capital structure. Our analysis suggested that these bonds were undervalued relative to their liquidity risk. Our CMBS holdings benefited from an increasing investor perception that even though commercial mortgage delinquencies have continued to grow, senior CMBSs have enough structural protection to withstand losses.

The fund’s mortgage strategies also included investments in government-agency interest-only collateralized mortgage obligations [CMO IOs]. CMOs are structured mortgage-backed securities that use pools of mortgage pass-through bonds, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors. IOs are securities derived

Credit qualities are shown as a percentage of net assets as of 10/31/10. A bond rated Baa or higher (Prime-3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time.

Credit quality includes bonds and represents only the fixed-income portion of the portfolio. Derivative instruments, including currency forwards, are only included to the extent of any unrealized gain or loss on such instruments and are shown in the not-rated category. The fund itself has not been rated by an independent rating agency.

from the interest portion of the underlying mortgages. CMO IOs are designed so that the longer homeowners take to pay down their mortgages, the more money a security holder will make from interest payments on those loans. Despite record-low mortgage rates, refinancing activity was constrained by extremely tight bank-underwriting requirements, making it difficult for many borrowers to qualify for a new loan. Depressed home prices also hampered borrowers’ attempts to refinance by putting loan-to-home-value ratios outside ranges considered acceptable by most lenders. As a result, our CMO IOs accumulated steady cash flows throughout the fiscal year, with minimal prepayment risk.

In implementing our CMO IO strategy, we used interest-rate swaps and options to hedge the fund’s duration — or sensitivity to interest-rate changes — thereby isolating the prepayment risk that we believed was attractively priced.

Our third mortgage strategy entailed investments in non-agency residential mortgage-backed securities [RMBS]. Within the RMBS area, we emphasized hybrid adjustable-rate mortgage-backed securities, which combine features of both fixed- and adjustable-rate mortgages. We also invested in Alt-A mortgages at what we believed were attractive prices. Alt-A mortgages are considered riskier than standard prime mortgages, but higher quality than subprime mortgages because Alt-A borrowers must have reasonable credit histories.

How did your yield curve positioning affect performance?

Our yield curve, or “term structure,” strategy also helped performance. Using interest-rate swaps and options, we built positions in the intermediate-maturity, five-to-ten year part of the curve. Yields in this area of the curve were most affected by investor anticipation of the impact of the Fed’s bond purchases under QE2, because they influence consumer credit rates for mortgages, car loans, and

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

other borrowing. We avoided the short end of the curve, where Fed monetary policy had anchored short-term yields at extremely low levels. We also avoided the long end of the curve because this portion of the curve is the most sensitive to changing inflation expectations. We also used interest-rate futures and swap contracts to manage the fund’s term-structure risk.

Which areas detracted from results?

I’m happy to report that there were no notable detractors. We took a cautious approach toward interest-rate risk during the period. As a result, the fund’s duration was shorter than that of its benchmark and peer group average, which restrained its outperformance modestly in an environment of falling interest rates.

What is your outlook for the economy, the credit markets, and the fund over the coming months?

In the United States, we anticipate continued high unemployment and weak economic growth as we move into 2011. We do not anticipate a double-dip recession, barring a major negative surprise such as a blowup in Europe or a freefall in the U.S. dollar. U.S. economic growth will nonetheless be constrained by an overhang of heavy debt, housing-sector weakness, and reluctant consumers.

Credit spreads have narrowed greatly since late 2008, yet they are still attractive by historic norms in many market segments. That is especially true in securitized sectors. As a result, we plan to maintain the fund’s holdings of CMBS, CMO IOs, and RMBS. In our view, senior CMBSs can continue to generate stable cash flows with sufficient principal protection, given their seniority in the capital structure. We believe CMO IOs should fare relatively well in a weak housing market. And we believe RMBSs can continue to produce high yields supported by valuations that can accommodate even worst-case scenarios.

Many of our CMO IO holdings were structured from mortgages with lower interest rates or lower balances. In our view, these types of loans are unlikely to be refinanced, which should help to mitigate the prepayment risk of these CMO IOs. We believe these holdings may continue to perform well despite additional quantitative easing, even if the Fed’s actions trigger increasing expectations for higher inflation. What’s more, if inflation expectations do rise, our CMO IO positions may outperform due to strong demand for high-yielding securities based on mortgages that are unlikely to be paid off early. At the same time, the limited size of the IO market and the potential headline risk of government intervention have increased the likelihood of future volatility. Therefore, we are cautious about adding to our positions.

Lastly, given the potential for interest-rate volatility in the months ahead — in light of QE2 and other factors — we plan to maintain the fund’s relatively short duration positioning.

Thanks for bringing us up to date, Rob.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund’s dividend rate declined during the period. The dividend per class A share was reduced from $0.039 to $0.034 effective November 2010. This reduction was due to a decrease in accrued income from certain asset-backed and commercial mortgage-backed securities.

Portfolio Manager Rob Bloemker is Head of Fixed Income at Putnam. He has a B.S. and a B.A. from Washington University. Rob joined Putnam in 1999 and has been in the investment industry since 1988.

In addition to Rob, your fund’s portfolio managers are Carl Bell, Kevin Murphy, Michael Salm, and Raman Srivastava.

IN THE NEWS

The Federal Reserve’s “QE2” has set sail. In light of what has been a tepid economic recovery, in October the Fed announced a second round of monetary stimulus via quantitative easing — dubbed QE2 by the media — involving the purchase of an additional $600 billion of U.S. Treasury bonds through the end of June 2011. The Fed has suggested in recent months that it is particularly concerned about the prospect of deflation, which has plagued the Japanese economy for the better part of the past decade. By purchasing Treasuries, the central bank could drive down already low yields by injecting about $75 billion a month into the capital markets. The idea behind QE2 is that the money would then be reinvested, and the expected upward pressure on asset prices could create inflationary expectations sufficient to prevent deflation from becoming a problem.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2010, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.93%	7.85%	6.94%	6.94%	7.12%	7.12%	7.48%	7.42%	7.66%	8.01%

10 years	85.88	78.50	72.46	72.46	72.50	72.50	81.24	75.35	81.39	90.45
Annual average	6.40	5.97	5.60	5.60	5.60	5.60	6.13	5.78	6.14	6.65

5 years	40.04	34.45	34.90	32.90	34.95	34.95	38.24	33.82	38.36	41.75
Annual average	6.97	6.10	6.17	5.85	6.18	6.18	6.69	6.00	6.71	7.23

3 years	27.17	22.12	24.32	21.31	24.37	24.37	26.30	22.27	26.12	28.04
Annual average	8.34	6.89	7.53	6.65	7.54	7.54	8.09	6.93	8.04	8.59

1 year	11.45	6.92	10.54	5.54	10.57	9.56	11.28	7.64	11.10	11.73

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns (public offering price, or POP) for class A and M shares reflect a maximum 4.00% and 3.25% load, respectively. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Comparative index returns For periods ended 10/31/10

		Lipper Corporate Debt Funds A-Rated
	Barclays Capital Aggregate Bond Index	category average*

Annual average (life of fund)	—†	—†

10 years	85.60%	75.26%
Annual average	6.38	5.74

5 years	36.66	29.89
Annual average	6.45	5.33

3 years	23.28	19.40
Annual average	7.23	6.04

1 year	8.01	9.27

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, and 10-year periods ended 10/31/10, there were 137, 130, 122, and 61 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Barclays Capital Aggregate Bond Index, was introduced on 12/31/75, and the fund’s Lipper category was introduced on 12/31/59. Both post-date the inception of the fund’s class A shares.

Fund price and distribution information For the 12-month period ended 10/31/10

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	12		12	12	12		12	12

Income	$0.485		$0.434	$0.437	$0.472		$0.471	$0.499

Capital gains	—		—	—	—		—	—

Total	$0.485		$0.434	$0.437	$0.472		$0.471	$0.499

Share value	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

10/31/09	$6.61	$6.89	$6.56	$6.58	$6.50	$6.72	$6.59	$6.67

10/31/10	6.86	7.15	6.80	6.82	6.74	6.97	6.83	6.93

Current yield (end of period)	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

Current dividend rate [1]	6.65%	6.38%	6.00%	5.98%	6.59%	6.37%	6.50%	6.75%

Current 30-day SEC yield
(with expense limitation) [2,3]	N/A	5.23	4.70	4.70	N/A	5.03	5.20	5.69

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, excluding capital gains, annualized and divided by NAV or POP at end of period.

2 For a portion of the periods, the fund may have had expense limitations, without which returns would have been lower.

3 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $17,246 and $17,250, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $17,535 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $18,139 and $19,045, respectively.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/10

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(11/1/54)		(3/1/93)		(7/26/99)		(12/14/94)		(1/21/03)	(6/16/94)

	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average
(life of fund)	7.94%	7.86%	6.95%	6.95%	7.13%	7.13%	7.50%	7.43%	7.67%	8.02%

10 years	85.79	78.45	72.37	72.37	72.41	72.41	81.16	75.30	81.33	90.36
Annual average	6.39	5.96	5.60	5.60	5.60	5.60	6.12	5.77	6.13	6.65

5 years	39.11	33.61	33.80	31.80	33.86	33.86	37.31	32.77	37.24	40.81
Annual average	6.82	5.97	6.00	5.68	6.01	6.01	6.55	5.83	6.54	7.08

3 years	28.28	23.17	25.22	22.22	25.28	25.28	27.23	23.16	27.22	29.15
Annual average	8.66	7.19	7.78	6.92	7.80	7.80	8.36	7.19	8.36	8.90

1 year	14.75	10.15	13.84	8.84	13.85	12.85	14.63	10.96	14.58	15.19

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses for the fiscal year
ended 10/31/09*	0.95%	1.70%	1.70%	1.20%	1.20%	0.70%

Annualized expense ratio for the six-month period
ended 10/31/10†‡	0.84%	1.59%	1.59%	1.09%	1.09%	0.59%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects projected expenses under a new management contract, effective 1/1/10, and a new expense arrangement. Excludes estimated interest expense accruing in connection with the termination of certain derivative contracts.

† Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivative contracts.

‡ For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in Putnam Income Fund from May 1, 2010, to October 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.32	$8.16	$8.16	$5.60	$5.60	$3.04

Ending value (after expenses)	$1,040.60	$1,035.60	$1,035.70	$1,038.90	$1,038.20	$1,041.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2010, use the following calculation method. To find the value of your investment on May 1, 2010, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.28	$8.08	$8.08	$5.55	$5.55	$3.01

Ending value (after expenses)	$1,020.97	$1,017.19	$1,017.19	$1,019.71	$1,019.71	$1,022.23

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/10. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays Capital Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2010, the Contract Committee met on a number of occasions with representatives of Putnam Management and in executive session to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. At the Trustees’ June 11, 2010 meeting, the Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, and sub-management contracts, effective July 1, 2010. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing such services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in prior years.

Consideration of implementation of strategic pricing initiative

The Trustees were mindful that new management contracts had been implemented for all but a few funds at the beginning of 2010 as part of Putnam Management’s strategic pricing initiative. These new management contracts reflected the implementation of more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds and performance fees for some funds. The Trustees had approved these new management contracts on July 10, 2009 and submitted them to shareholder meetings of the affected funds in late 2009, where the contracts were in all cases approved by overwhelming majorities of the shares voted.

Because the management contracts had been implemented only recently, the Contract Committee had limited practical experience with the operation of the new fee structures. The financial data available to the Committee reflected actual operations under the prior contracts; information was also available on a pro forma basis, adjusted to reflect the fees payable under the new management contracts. In light of the limited information available regarding operations under the new management contracts, in recommending the continuation of the new management contracts in June 2010, the Contract Committee relied to a considerable extent on its review of the financial information and analysis that formed the basis of the Board’s approval of the new management contracts on July 10, 2009.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management or investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

As in the past, the Trustees continued to focus on the competitiveness of the total expense ratio of each fund. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5  basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, taxes, brokerage commissions and extraordinary expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 4th quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 3rd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2009 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The Trustees also considered that your fund ranked in the 1st quintile in effective management fees, on a pro forma basis adjusted to reflect the impact of the strategic pricing initiative discussed above, as of December 31, 2009.

Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds have only been in place for a short while, and the Trustees will examine the operation of this new breakpoint structure in future years in light of actual experience.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules currently in place represented an appropriate sharing of economies of scale at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of such fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients, and did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which met on a regular basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

The Committee noted the substantial improvement in the performance of most Putnam funds during 2009. The Committee also noted the disappointing investment performance of a number of the funds for periods ended December 31, 2009 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve performance. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Corporate Debt Funds  —A-Rated) for the one-year, three-year and five-year periods ended December 31, 2009 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	1st

Three-year period	1st

Five-year period	1st

Over the one-year, three-year and five-year periods ended December 31, 2009, there were 154, 145 and 134 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered a change made, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policies commencing in 2010, which increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees noted that a portion of available soft dollars continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management contract, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section at putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2010, Putnam employees had approximately $324,000,000 and the Trustees had approximately $68,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of
Putnam Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Income Fund (the fund), including the fund’s portfolio, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010 by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
December 16, 2010

The fund’s portfolio 10/31/10

MORTGAGE-BACKED SECURITIES (41.2%)*	Principal amount	Value

Asset Securitization Corp. Ser. 96-MD6, Class A7, 8.335s, 2029	$826,297	$870,574

Banc of America Commercial Mortgage, Inc.
FRB Ser. 07-3, Class A3, 5.658s, 2049	1,213,000	1,285,869
Ser. 07-2, Class A2, 5.634s, 2049	5,096,002	5,255,075
Ser. 06-4, Class A2, 5.522s, 2046	6,363,000	6,479,800
Ser. 07-1, Class XW, IO, 0.285s, 2049	11,385,505	152,757

Banc of America Commercial Mortgage, Inc. 144A
Ser. 02-PB2, Class XC, IO, 0.734s, 2035	25,786,161	193,409
Ser. 04-4, Class XC, IO, 0.243s, 2042	30,580,940	483,506
Ser. 04-5, Class XC, IO, 0.202s, 2041	52,602,484	734,557
Ser. 06-5, Class XC, IO, 0.146s, 2016	97,518,289	1,510,939
Ser. 05-1, Class XW, IO, 0.094s, 2042	316,267,836	358,110
Ser. 07-5, Class XW, IO, 0.431s, 2051	23,210,034	436,936

Banc of America Large Loan 144A FRB Ser. 05-MIB1, Class J,
1.306s, 2022	1,095,000	700,800

Bayview Commercial Asset Trust 144A
Ser. 07-5A, IO, 3.047s, 2037	6,696,232	704,444
Ser. 05-3A, IO, 2.87s, 2035	7,648,336	353,353
FRB Ser. 05-1A, Class A1, 0.556s, 2035	635,398	505,142

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 00-WF2, Class F, 8.251s, 2032	379,000	391,481
Ser. 07-PW17, Class A3, 5.736s, 2050	15,217,000	16,002,197
FRB Ser. 07-PW16, Class A2, 5.665s, 2040	1,921,000	1,984,335
Ser. 04-PR3I, Class X1, IO, 0.303s, 2041	9,465,565	172,273
Ser. 05-PWR9, Class X1, IO, 0.208s, 2042	38,686,009	350,495

Bear Stearns Commercial Mortgage Securities, Inc. 144A
Ser. 06-PW14, Class XW, IO, 0.683s, 2038	16,883,851	506,516
Ser. 06-PW14, Class X1, IO, 0.134s, 2038	16,129,633	266,139
Ser. 07-PW15, Class X1, IO, 0.104s, 2044	47,641,139	364,931
Ser. 05-PW10, Class X1, IO, 0.058s, 2040	62,634,758	117,753

Bear Stearns Small Balance Commercial Trust 144A Ser. 06-1A,
Class AIO, IO, 1s, 2034	1,431,400	2,290

Citigroup Commercial Mortgage Trust FRB Ser. 07-C6, Class A3,
5.698s, 2049	5,593,000	5,971,915

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5, Class XC,
IO, 0.106s, 2049	95,526,332	1,271,455

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 06-AR7, Class 2A2A,
5.38s, 2036	246,145	140,303

Citigroup/Deutsche Bank Commercial Mortgage Trust Ser. 07-CD4,
Class A2B, 5.205s, 2049	2,040,000	2,126,095

Citigroup/Deutsche Bank Commercial Mortgage Trust 144A
Ser. 07-CD4, Class XW, IO, 0.373s, 2049	56,442,018	942,582
Ser. 07-CD4, Class XC, IO, 0 1/8s, 2049	69,858,336	575,633
Ser. 06-CD2, Class X, IO, 0.079s, 2046	59,270,155	160,559

Commercial Mortgage Acceptance Corp. 144A
Ser. 98-C1, Class F, 6.23s, 2031	1,028,234	1,080,320
Ser. 98-C2, Class F, 5.44s, 2030	2,996,000	3,126,806

Commercial Mortgage Loan Trust Ser. 08-LS1, Class A4B,
6.014s, 2017	1,301,000	1,388,896

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

Commercial Mortgage Pass-Through Certificates 144A
Ser. 05-LP5, Class XC, IO, 0.185s, 2043	$30,325,350	$297,149
Ser. 06-C8, Class XS, IO, 0.14s, 2046	66,746,532	682,051
Ser. 05-C6, Class XC, IO, 0.059s, 2044	52,184,481	291,785

Countrywide Alternative Loan Trust
Ser. 06-2CB, Class A11, 6s, 2036	8,811,106	5,964,017
Ser. 07-HY5R, Class 2A1A, 5.544s, 2047	1,222,403	1,197,955

Countrywide Home Loans
FRB Ser. 05-HYB7, Class 6A1, 5.514s, 2035	52,849	40,694
FRB Ser. 05-HYB4, Class 2A1, 2.915s, 2035	1,988,991	1,432,074

Countrywide Home Loans 144A
IFB Ser. 05-R2, Class 2A3, 8s, 2035	344,471	313,469
Ser. 04-R2, Class 1AS, IO, 5.656s, 2034	10,611,355	1,540,456
IFB Ser. 05-R1, Class 1AS, IO, 5.655s, 2035	11,378,034	1,659,272
Ser. 06-R2, Class AS, IO, 5.528s, 2036	5,584,034	684,044
Ser. 05-R3, Class AS, IO, 5.506s, 2035	38,197,616	5,061,184
Ser. 06-R1, Class AS, IO, 5.471s, 2036	2,697,006	300,042
Ser. 05-R2, Class 1AS, IO, 5.303s, 2035	23,132,676	3,122,373
FRB Ser. 04-R2, Class 1AF1, 0.676s, 2034	10,541,581	8,854,928
FRB Ser. 05-R3, Class AF, 0.656s, 2035	683,909	581,323

Credit Suisse Mortgage Capital Certificates
FRB Ser. 08-C1, Class A2, 6.214s, 2041	2,834,000	2,978,429
FRB Ser. 07-C4, Class A2, 5.805s, 2039	4,383,000	4,553,390
FRB Ser. 07-C3, Class A2, 5.721s, 2039	6,673,145	6,888,300
Ser. 07-C5, Class AAB, 5.62s, 2040	4,243,000	4,552,341
Ser. 07-C2, Class A2, 5.448s, 2049	1,980,000	2,031,955
Ser. 07-C1, Class AAB, 5.336s, 2040	4,975,000	5,261,560
Ser. 06-C5, Class AX, IO, 0.141s, 2039	30,572,209	470,139

Credit Suisse Mortgage Capital Certificates 144A
Ser. 06-C4, Class AX, IO, 0.168s, 2039	61,522,978	865,825
Ser. 07-C2, Class AX, IO, 0.108s, 2049	95,295,151	611,414
Ser. 07-C1, Class AX, IO, 0.09s, 2040	113,405,292	819,807

CS First Boston Mortgage Securities Corp.
FRB Ser. 04-C3, Class A5, 5.113s, 2036	39,000	41,681
Ser. 04-C3, Class A3, 4.302s, 2036	8,864	8,857

CS First Boston Mortgage Securities Corp. 144A
Ser. 03-C3, Class AX, IO, 1.735s, 2038	68,155,241	2,442,432
Ser. 02-CP3, Class AX, IO, 1.409s, 2035	28,558,703	529,730
FRB Ser. 04-TF2A, Class J, 1.206s, 2016	254,000	243,840
FRB Ser. 04-TF2A, Class H, 0.956s, 2019	495,000	490,050
Ser. 01-CK1, Class AY, IO, 0.725s, 2035	10,460,671	837
Ser. 04-C4, Class AX, IO, 0.379s, 2039	7,576,300	172,140

CWCapital Cobalt Ser. 07-C2, Class A2, 5.334s, 2047	3,287,330	3,422,830

DLJ Commercial Mortgage Corp. 144A
Ser. 99-CG2, Class B3, 6.1s, 2032	716,749	716,695
Ser. 99-CG2, Class B4, 6.1s, 2032	2,084,000	2,083,842

Federal National Mortgage Association
IFB Ser. 10-129, Class PS, IO, 6.444s, 2038	29,628,000	4,343,791
IFB Ser. 10-100, Class QS, IO, 6.394s, 2040	18,484,267	3,151,855
IFB Ser. 10-102, Class S, IO, 6.294s, 2040	28,140,109	4,361,717
IFB Ser. 10-35, Class SG, IO, 6.144s, 2040	46,468,149	6,800,149

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 10-110, Class SB, IO, 5.744s, 2040	$15,634,012	$2,158,744
Ser. 10-67, Class BI, IO, 5 1/2s, 2025	17,075,062	1,878,257
Ser. 10-98, Class DI, IO, 5s, 2040	4,058,254	657,397
Ser. 10-100, Class AI, IO, 4 1/2s, 2025	43,618,594	3,135,086
IFB Ser. 07-75, Class JS, 50.31s, 2037	1,306,479	2,493,598
IFB Ser. 06-62, Class PS, 38.363s, 2036	2,559,147	4,357,267
IFB Ser. 07-30, Class FS, 28.641s, 2037	1,448,715	2,397,463
IFB Ser. 06-49, Class SE, 27.975s, 2036	2,693,654	4,273,994
IFB Ser. 05-25, Class PS, 27.033s, 2035	65,206	102,413
IFB Ser. 06-115, Class ES, 25.535s, 2036	960,504	1,457,574
IFB Ser. 06-8, Class HP, 23.627s, 2036	1,281,103	1,967,992
IFB Ser. 05-74, Class DM, 23.444s, 2035	1,166,064	1,728,741
IFB Ser. 05-45, Class DC, 23.37s, 2035	1,081,796	1,668,116
IFB Ser. 05-95, Class OP, 19.564s, 2035	599,052	899,205
IFB Ser. 05-106, Class JC, 19.329s, 2035	1,178,651	1,679,378
IFB Ser. 05-83, Class QP, 16.728s, 2034	299,168	390,433
IFB Ser. 03-W6, Class 5S, IO, 7.344s, 2042	6,211,281	1,271,555
IFB Ser. 06-24, Class QS, IO, 6.944s, 2036	2,527,915	468,701
IFB Ser. 03-76, Class SB, IO, 6.794s, 2033	29,533,624	4,367,993
IFB Ser. 07-58, Class SP, IO, 6.494s, 2037	1,439,315	261,079
IFB Ser. 07-24, Class SD, IO, 6.494s, 2037	5,324,328	800,939
IFB Ser. 06-23, Class SP, IO, 6.444s, 2036	4,657,742	738,112
IFB Ser. 06-116, Class LS, IO, 6.394s, 2036	147,346	23,711
IFB Ser. 04-92, Class SQ, IO, 6.394s, 2034	105,193	16,302
IFB Ser. 06-103, Class SB, IO, 6.344s, 2036	3,967,877	539,834
IFB Ser. 07-89, Class SA, IO, 6.174s, 2037	4,873,123	691,374
IFB Ser. 10-2, Class SD, IO, 6.044s, 2040	2,555,744	276,315
IFB Ser. 08-11, Class SC, IO, 6.024s, 2038	233,257	34,816
IFB Ser. 07-30, Class UI, IO, 5.844s, 2037	1,643,261	221,702
Ser. 06-W3, Class 1AS, IO, 5.773s, 2046	10,604,330	1,607,609
Ser. 06-W2, Class 1AS, IO, 5.771s, 2036	1,974,709	229,560
IFB Ser. 05-W2, Class A2, IO, 4.954s, 2035	8,083,083	981,444
Ser. 03-W12, Class 2, IO, 2.23s, 2043	9,431,808	721,319
Ser. 03-W10, Class 3, IO, 1.781s, 2043	3,227,049	208,499
Ser. 03-W10, Class 1, IO, 1.665s, 2043	13,697,518	796,856
Ser. 03-W8, Class 12, IO, 1.64s, 2042	37,014,791	1,714,468
Ser. 03-W17, Class 12, IO, 1.137s, 2033	4,348,691	172,943
Ser. 03-W19, IO, 1.086s, 2033	796,310	17,026
Ser. 03-T2, Class 2, IO, 0.811s, 2042	32,792,753	887,605
Ser. 03-W3, Class 2IO1, IO, 0.673s, 2042	9,630,862	137,991
Ser. 03-W6, Class 51, IO, 0.654s, 2042	6,535,159	128,548
Ser. 03-18, Class X1, IO, 0.64s, 2042	11,198,540	244,641
Ser. 03-W10, Class 3A, IO, 0.601s, 2043	324,102	7,075
Ser. 01-T12, Class IO, 0.565s, 2041	11,548,643	237,289
Ser. 03-W10, Class 1A, IO, 0.495s, 2043	270,690	5,218
Ser. 03-W2, Class 1, IO, 0.465s, 2042	13,087,757	100,839
Ser. 03-W3, Class 1, IO, 0.443s, 2042	8,774,445	92,763
Ser. 02-T4, IO, 0.443s, 2041	6,381,402	109,680
Ser. 02-T1, Class IO, IO, 0.423s, 2031	10,162,631	152,290
Ser. 01-50, Class B1, IO, 0.405s, 2041	1,463,105	19,133

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

Federal National Mortgage Association
Ser. 03-W6, Class 3, IO, 0.368s, 2042	$9,142,811	$103,571
Ser. 03-W6, Class 23, IO, 0.35s, 2042	9,554,515	106,567
Ser. 03-34, Class P1, PO, zero %, 2043	293,447	228,888
Ser. 07-64, Class LO, PO, zero %, 2037	361,790	339,562
Ser. 07-14, Class KO, PO, zero %, 2037	756,652	674,881
Ser. 06-125, Class OX, PO, zero %, 2037	190,938	174,866
Ser. 06-84, Class OT, PO, zero %, 2036	150,203	138,497
Ser. 06-46, Class OC, PO, zero %, 2036	107,285	95,415
Ser. 05-50, Class LO, PO, zero %, 2035	9,146	9,058
Ser. 04-61, Class CO, PO, zero %, 2031	740,482	729,349
FRB Ser. 06-115, Class SN, zero %, 2036	642,622	594,318
FRB Ser. 06-104, Class EK, zero %, 2036	59,268	56,491
FRB Ser. 05-117, Class GF, zero %, 2036	26,530	26,079
FRB Ser. 05-36, Class QA, zero %, 2035	24,794	24,605
FRB Ser. 06-1, Class HF, zero %, 2032	29,611	27,731
IFB Ser. 06-48, Class FG, zero %, 2036	264,235	263,215

First Union National Bank-Bank of America Commercial Mortgage
144A Ser. 01-C1, Class 3, IO, 1.524s, 2033	8,026,748	5,272

First Union-Lehman Brothers Commercial Mortgage Trust II
Ser. 97-C2, Class F, 7 1/2s, 2029	2,112,000	2,292,283
Ser. 97-C2, Class G, 7 1/2s, 2029	696,000	771,029

Federal Home Loan Mortgage Corp.
IFB Ser. T-56, Class 2ASI, IO, 7.844s, 2043	1,197,876	243,681
IFB Ser. T-56, Class 3ASI, IO, 7.244s, 2043	937,245	194,675
Ser. T-56, Class A, IO, 0.104s, 2043	15,919,437	302,041
Ser. T-56, Class 1, IO, zero %, 2043	19,254,174	26,204
Ser. T-56, Class 2, IO, zero %, 2043	6,736,202	480
Ser. T-56, Class 3, IO, zero %, 2043	5,469,979	995
IFB Ser. 3182, Class PS, 27.575s, 2032	1,325,246	2,053,382
IFB Ser. 3408, Class EK, 24.762s, 2037	2,645,273	3,887,745
IFB Ser. 2976, Class LC, 23.48s, 2035	323,524	500,434
IFB Ser. 2976, Class KL, 23.444s, 2035	1,350,298	2,064,404
IFB Ser. 2979, Class AS, 23.334s, 2034	302,650	435,493
IFB Ser. 3065, Class DC, 19.091s, 2035	1,267,535	1,793,954
IFB Ser. 3105, Class SI, IO, 18.958s, 2036	325,115	168,010
IFB Ser. 2990, Class LB, 16.291s, 2034	1,368,786	1,801,583
IFB Ser. 3184, Class SP, IO, 7.094s, 2033	2,028,511	224,897
IFB Ser. 3110, Class SP, IO, 7.044s, 2035	2,999,865	568,384
IFB Ser. 3149, Class SE, IO, 6.894s, 2036	1,664,728	323,390
IFB Ser. 3157, Class SA, IO, 6.894s, 2036	4,344,131	828,773
IFB Ser. 3208, Class PS, IO, 6.844s, 2036	13,912,325	2,173,540
IFB Ser. 3287, Class SE, IO, 6.444s, 2037	5,332,177	842,377
IFB Ser. 3117, Class SI, IO, 6.444s, 2036	37,576,163	6,012,186
IFB Ser. 3031, Class BI, IO, 6.434s, 2035	1,066,092	194,500
IFB Ser. 3240, Class SM, IO, 6.394s, 2036	4,573,037	668,624
IFB Ser. 3147, Class SD, IO, 6.394s, 2036	5,954,618	840,904
IFB Ser. 3398, Class SI, IO, 6.394s, 2036	5,217,733	683,262
IFB Ser. 3065, Class DI, IO, 6.364s, 2035	794,817	132,560
IFB Ser. 3145, Class GI, IO, 6.344s, 2036	2,883,824	446,827
IFB Ser. 3114, Class IP, IO, 6.344s, 2036	2,802,901	417,156

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

Federal National Mortgage Association
IFB Ser. 3677, Class KS, IO, 6.294s, 2040	$11,668,501	$1,749,939
IFB Ser. 3485, Class SI, IO, 6.294s, 2036	1,819,516	297,327
IFB Ser. 3349, Class AS, IO, 6.244s, 2037	11,808,414	1,777,520
IFB Ser. 3510, Class IA, IO, 6.244s, 2037	3,595,776	500,892
IFB Ser. 3171, Class ST, IO, 6.229s, 2036	4,515,199	733,720
IFB Ser. 3308, Class SA, IO, 6.194s, 2037	18,870,156	2,712,774
IFB Ser. 3199, Class S, IO, 6.194s, 2036	1,218,528	188,616
IFB Ser. 3265, Class SC, IO, 6.154s, 2037	739,525	105,449
IFB Ser. 3502, Class DS, IO, 5.894s, 2039	687,239	84,298
IFB Ser. 3303, Class SD, IO, 5.834s, 2037	1,705,664	207,297
IFB Ser. 3309, Class SG, IO, 5.814s, 2037	4,629,308	620,617
IFB Ser. 3725, Class CS, IO, 5.744s, 2040	49,823,879	7,163,179
Ser. 3672, Class PI, IO, 5 1/2s, 2039	7,849,772	1,493,655
Ser. 3707, Class IK, IO, 5s, 2040	2,527,677	435,089
Ser. 3645, Class ID, IO, 5s, 2040	570,640	82,788
Ser. 3632, Class CI, IO, 5s, 2038	732,082	109,637
Ser. 3626, Class DI, IO, 5s, 2037	538,898	52,004
Ser. 3623, Class CI, IO, 5s, 2036	481,955	45,786
Ser. 3751, Class SB, IO, 4 1/2s, 2040 D	21,669,000	3,060,096
Ser. 3707, Class PI, IO, 4 1/2s, 2025	22,991,120	1,924,587
Ser. 3736, Class QI, IO, 4s, 2034	15,157,000	1,581,936
Ser. 3740, Class KI, IO, 4s, 2033	21,266,000	2,298,217
Ser. 3692, Class KI, IO, 4s, 2024	95,058,164	4,515,263
Ser. 3707, Class HI, IO, 4s, 2023	6,716,990	484,899
Ser. 3369, Class BO, PO, zero %, 2037	99,852	91,775
Ser. 3327, Class IF, IO, zero %, 2037	150,264	1,634
Ser. 3369, PO, zero %, 2037	45,796	44,924
Ser. 3391, PO, zero %, 2037	198,705	168,824
Ser. 3300, PO, zero %, 2037	1,813,652	1,657,352
Ser. 3206, Class EO, PO, zero %, 2036	69,165	61,241
Ser. 3175, Class MO, PO, zero %, 2036	199,596	175,309
Ser. 3210, PO, zero %, 2036	55,898	50,160
Ser. 3145, Class KO, PO, zero %, 2034	18,280	17,412
FRB Ser. 3349, Class DO, zero %, 2037	6,075	6,068
FRB Ser. 3326, Class YF, zero %, 2037	157,922	155,156
FRB Ser. 3263, Class TA, zero %, 2037	53,151	52,965
FRB Ser. 3147, Class SF, zero %, 2036	315,704	275,020
FRB Ser. 3117, Class AF, zero %, 2036	73,907	60,726
FRB Ser. 3047, Class BD, zero %, 2035	81,171	80,060
FRB Ser. 3326, Class WF, zero %, 2035	316,506	305,724
FRB Ser. 3033, Class YF, zero %, 2035	100,966	96,990
FRB Ser. 3036, Class AS, zero %, 2035	104,801	84,004
FRB Ser. 3251, Class TP, zero %, 2035	38,776	38,547
FRB Ser. 3003, Class XF, zero %, 2035	593,506	585,622
FRB Ser. 2947, Class GF, zero %, 2034	52,692	52,294

GE Capital Commercial Mortgage Corp. 144A
Ser. 05-C2, Class XC, IO, 0.119s, 2043	54,296,222	446,315
Ser. 07-C1, Class XC, IO, 0.075s, 2049	136,675,714	712,996
Ser. 05-C3, Class XC, IO, 0.068s, 2045	130,903,440	654,018

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

GMAC Commercial Mortgage Securities, Inc.
Ser. 97-C1, Class X, IO, 1.274s, 2029	$4,592,705	$188,396
Ser. 05-C1, Class X1, IO, 0.371s, 2043	40,008,982	525,322

GMAC Commercial Mortgage Securities, Inc. 144A
Ser. 99-C3, Class G, 6.974s, 2036	357,120	285,696
Ser. 06-C1, Class XC, IO, 0.09s, 2045	123,245,760	608,148

Government National Mortgage Association
IFB Ser. 09-77, Class CS, IO, 6.744s, 2038	20,371,011	2,907,025
IFB Ser. 10-98, Class CS, IO, 6.444s, 2038	5,052,706	849,815
IFB Ser. 10-98, Class SA, IO, 6.444s, 2038	4,888,188	818,576
IFB Ser. 10-32, Class SP, IO, 6.444s, 2036	6,735,913	789,516
IFB Ser. 10-125, Class CS, IO, 6.394s, 2040	13,314,882	2,166,789
IFB Ser. 10-85, Class SA, IO, 6.394s, 2040	2,108,829	335,220
IFB Ser. 10-85, Class AS, IO, 6.394s, 2039	6,919,561	1,059,385
IFB Ser. 10-113, Class AS, IO, 6.394s, 2039	4,896,769	832,745
IFB Ser. 10-125, Class ES, IO, 6.394s, 2039	35,744,955	5,910,484
IFB Ser. 10-85, Class SD, IO, 6.394s, 2038	4,619,760	702,850
IFB Ser. 10-98, Class QS, IO, 6.344s, 2040	6,551,710	1,004,115
IFB Ser. 10-98, Class YS, IO, 6.344s, 2039	6,776,111	1,027,597
IFB Ser. 10-47, Class HS, IO, 6.344s, 2039	3,147,623	495,404
IFB Ser. 10-68, Class SD, 6.324s, 2040	73,443,089	11,203,509
IFB Ser. 10-42, Class SM, IO, 6.294s, 2039	36,518,317	6,200,242
IFB Ser. 10-60, Class S, IO, 6.244s, 2040	12,726,187	1,741,070
IFB Ser. 10-50, Class LS, IO, 6.244s, 2040	19,783,370	2,675,701
IFB Ser. 10-53, Class SA, IO, 6.244s, 2039	24,241,948	3,470,211
IFB Ser. 10-2, Class SA, IO, 6.244s, 2037	7,382,498	929,235
IFB Ser. 09-101, Class SB, IO, 6.194s, 2039	18,360,748	2,021,886
IFB Ser. 09-35, Class SP, IO, 6.144s, 2037	6,676,637	772,220
IFB Ser. 10-20, Class SE, IO, 5.994s, 2040	66,919,230	8,442,530
IFB Ser. 09-58, Class SG, IO, 5.844s, 2039	17,053,960	1,676,575
IFB Ser. 10-115, Class SN, IO, 5.844s, 2038	15,553,335	2,328,140
IFB Ser. 10-116, Class JS, IO, 5.794s, 2039	39,419,572	6,019,481
IFB Ser. 10-113, Class BS, IO, 5.744s, 2040	46,833,373	5,820,452
IFB Ser. 10-37, Class US, IO, 5.744s, 2039	19,948,833	2,656,570
IFB Ser. 10-68, Class MS, IO, 5.594s, 2040	13,588,863	1,629,851
IFB Ser. 10-62, Class SE, IO, 5.494s, 2040	27,516,762	3,177,636
IFB Ser. 10-20, Class SD, IO, 5.424s, 2040	12,752,063	1,620,277
Ser. 10-70, Class PI, IO, 5s, 2039	23,552,380	2,737,964
Ser. 10-101, Class GI, IO, 4 1/2s, 2038	12,229,027	1,785,555
Ser. 10-109, Class CI, IO, 4 1/2s, 2037	29,056,732	4,213,226
Ser. 06-36, Class OD, PO, zero %, 2036	153,211	143,512
Ser. 99-31, Class MP, PO, zero %, 2029	50,473	46,282
FRB Ser. 07-73, Class KI, IO, zero %, 2037	2,511,849	10,618
FRB Ser. 07-73, Class KM, zero %, 2037	252,321	231,290
FRB Ser. 07-35, Class UF, zero %, 2037	66,118	64,582

Greenwich Capital Commercial Funding Corp.
Ser. 05-GG5, Class A2, 5.117s, 2037	962,231	972,704
Ser. 05-GG5, Class XC, IO, 0.122s, 2037	339,611,642	907,069

Greenwich Capital Commercial Funding Corp. 144A Ser. 05-GG3,
Class XC, IO, 0.384s, 2042	59,737,360	950,206

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

GS Mortgage Securities Corp. II 144A
Ser. 98-C1, Class F, 6s, 2030	$872,928	$877,292
FRB Ser. 07-EOP, Class J, 1.107s, 2020	370,000	315,700
Ser. 03-C1, Class X1, IO, 0.847s, 2040	15,595,314	233,423
Ser. 04-C1, Class X1, IO, 0.687s, 2028	10,179,384	5,315
Ser. 06-GG6, Class XC, IO, 0.077s, 2038	127,472,176	231,438

GSMPS Mortgage Loan Trust
Ser. 05-RP3, Class 1A4, 8 1/2s, 2035	157,931	153,374
Ser. 05-RP3, Class 1A3, 8s, 2035	490,555	456,216
Ser. 05-RP3, Class 1A2, 7 1/2s, 2035	346,993	322,703
FRB Ser. 05-RP2, Class 1AF, 0.606s, 2035	2,680,107	2,251,290

GSMPS Mortgage Loan Trust 144A
Ser. 05-RP2, Class 1A3, 8s, 2035	513,839	472,732
Ser. 05-RP1, Class 1A3, 8s, 2035	56,107	56,468
Ser. 05-RP2, Class 1A2, 7 1/2s, 2035	578,756	538,243
Ser. 05-RP1, Class 1AS, IO, 5.677s, 2035	816,558	118,401
IFB Ser. 04-4, Class 1AS, IO, 5.527s, 2034	333,893	48,206
Ser. 05-RP3, Class 1AS, IO, 5.417s, 2035	4,832,173	640,652
FRB Ser. 04-4, Class 1AF, 0.656s, 2034	333,893	283,809
FRB Ser. 05-RP3, Class 1AF, 0.606s, 2035	4,936,870	4,196,339
FRB Ser. 05-RP1, Class 1AF, 0.606s, 2035	816,558	694,074

IMPAC Secured Assets Corp. FRB Ser. 07-2, Class 1A1A,
0.366s, 2037	2,741,478	1,535,228

IndyMac Indx Mortgage Loan Trust FRB Ser. 06-AR27, Class 2A2,
0.456s, 2036	1,906,456	1,358,350

JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 97-C5, Class F, 7.561s, 2029	568,840	602,945
FRB Ser. 07-LD12, Class A3, 5.99s, 2051	25,166,000	26,830,258
FRB Ser. 07-LD11, Class A3, 5.817s, 2049	6,279,000	6,702,309
FRB Ser. 07-LD11, Class A2, 5.802s, 2049	1,475,000	1,539,657
Ser. 07-CB18, Class A3, 5.447s, 2047	3,071,000	3,230,139
Ser. 06-LDP9, Class A2S, 5.298s, 2047	7,839,000	8,032,702
Ser. 06-LDP8, Class A2, 5.289s, 2045	2,060,368	2,162,133
Ser. 05-LDP5, Class A2, 5.198s, 2044	9,422,000	9,877,580
Ser. 05-LDP2, Class AM, 4.78s, 2042	1,230,000	1,228,961
Ser. 06-LDP8, Class X, IO, 0.569s, 2045	63,210,922	1,631,512
Ser. 06-CB17, Class X, IO, 0.51s, 2043	34,461,004	843,998
Ser. 06-LDP9, Class X, IO, 0.45s, 2047	77,881,666	1,574,409
Ser. 07-LDPX, Class X, IO, 0.341s, 2049	42,580,128	571,476
Ser. 06-CB16, Class X1, IO, 0.137s, 2045	32,031,416	412,609

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
Ser. 00-C9, Class G, 6 1/4s, 2032	784,999	792,292
Ser. 03-ML1A, Class X1, IO, 1.309s, 2039	37,457,917	960,953
Ser. 05-LDP2, Class X1, IO, 0.258s, 2042	153,323,497	2,409,893
Ser. 07-CB20, Class X1, IO, 0.159s, 2051	76,540,988	791,993
Ser. 05-CB12, Class X1, IO, 0.152s, 2037	39,770,778	342,570
Ser. 05-LDP5, Class X1, IO, 0.077s, 2044	425,049,537	1,530,178
Ser. 06-LDP6, Class X1, IO, 0.06s, 2043	66,359,653	245,259

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	556,463	514,880
Ser. 99-C1, Class G, 6.41s, 2031	601,777	455,003

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

LB Commercial Conduit Mortgage Trust 144A
FRB Ser. 07-C3, Class A2FL, 5.84s, 2044	$7,863,000	$8,262,385
Ser. 98-C4, Class G, 5.6s, 2035	474,000	487,651
Ser. 98-C4, Class H, 5.6s, 2035	808,000	802,559

LB-UBS Commercial Mortgage Trust
Ser. 07-C6, Class A2, 5.845s, 2012	6,597,338	6,892,111
Ser. 07-C1, Class A2, 5.318s, 2040	6,482,000	6,671,971
Ser. 07-C2, Class XW, IO, 0.561s, 2040	9,139,159	221,090

LB-UBS Commercial Mortgage Trust 144A
Ser. 03-C5, Class XCL, IO, 0.764s, 2037	10,408,811	178,203
Ser. 06-C7, Class XW, IO, 0.715s, 2038	47,596,909	1,340,991
Ser. 05-C3, Class XCL, IO, 0.295s, 2040	144,850,337	2,677,921
Ser. 05-C2, Class XCL, IO, 0.221s, 2040	179,610,472	1,649,273
Ser. 05-C5, Class XCL, IO, 0.192s, 2020	112,917,369	1,495,862
Ser. 06-C7, Class XCL, IO, 0.149s, 2038	73,876,879	1,239,957
Ser. 05-C7, Class XCL, IO, 0.141s, 2040	149,137,236	1,042,827
Ser. 07-C2, Class XCL, IO, 0.137s, 2040	212,114,959	2,801,042
Ser. 06-C1, Class XCL, IO, 0.093s, 2041	141,560,790	1,446,949

MASTR Reperforming Loan Trust 144A
Ser. 05-2, Class 1A3, 7 1/2s, 2035	2,577,123	2,422,496
Ser. 05-1, Class 1A4, 7 1/2s, 2034	772,003	725,682

Merit Securities Corp. 144A FRB Ser. 11PA, Class 3A1, 0 7/8s, 2027	2,950,402	2,393,095

Merrill Lynch Floating Trust 144A FRB Ser. 06-1, Class TM,
0.756s, 2022	741,724	645,300

Merrill Lynch Mortgage Investors, Inc.
FRB Ser. 98-C3, Class E, 6.855s, 2030	496,000	524,806
FRB Ser. 05-A9, Class 3A1, 3.276s, 2035	2,586,280	2,044,635
Ser. 96-C2, Class JS, IO, 2.285s, 2028	471,290	24,003

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 5.826s, 2050	1,837,000	1,968,150
Ser. 05-MCP1, Class XC, IO, 0.182s, 2043	42,669,705	527,969

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 0.354s, 2039	9,290,334	213,442
Ser. 05-LC1, Class X, IO, 0.1s, 2044	26,807,378	126,863

Merrill Lynch/Countrywide Commercial Mortgage Trust
FRB Ser. 07-8, Class A3, 5.965s, 2049	3,281,000	3,575,209
Ser. 07-7, Class ASB, 5.745s, 2050	2,703,000	2,909,398
Ser. 07-5, Class A3, 5.364s, 2048	1,712,000	1,772,192
Ser. 07-6, Class A2, 5.331s, 2051	3,115,000	3,237,534
Ser. 2006-3, Class A2, 5.291s, 2046	2,788,416	2,842,937
FRB Ser. 06-4, Class A2FL, 0.376s, 2049	3,904,000	3,708,800

Merrill Lynch/Countrywide Commercial Mortgage Trust 144A
Ser. 06-4, Class XC, IO, 0.177s, 2049	78,641,441	869,224

Mezz Cap Commercial Mortgage Trust 144A
Ser. 04-C1, Class X, IO, 7.979s, 2037	3,185,150	302,589
Ser. 06-C4, Class X, IO, 5.512s, 2045	6,860,290	686,029
Ser. 05-C3, Class X, IO, 5.304s, 2044	2,120,993	169,679

Morgan Stanley Capital I
FRB Ser. 06-T23, Class A2, 5.739s, 2041	2,533,000	2,697,949
Ser. 07-IQ14, Class A2, 5.61s, 2049	3,607,000	3,769,552
Ser. 06-T21, Class A2, 5.09s, 2052	1,996,866	2,002,748

MORTGAGE-BACKED SECURITIES (41.2%)* cont.	Principal amount	Value

Morgan Stanley Capital I 144A
Ser. 07-HQ13, Class X1, IO, 0.475s, 2044	$32,596,159	$651,923
Ser. 05-HQ5, Class X1, IO, 0.095s, 2042	15,104,749	84,889

Morgan Stanley ReREMIC Trust 144A FRB Ser. 10-C30A, Class A3B,
10.236s, 2043	430,286	446,422

Nomura Asset Acceptance Corp. Ser. 04-R3, Class PT, 7.457s, 2035	935,332	902,596

Nomura Asset Acceptance Corp. 144A Ser. 04-R2, Class PT,
9.087s, 2034	155,779	135,528

PNC Mortgage Acceptance Corp. 144A Ser. 00-C1, Class J,
6 5/8s, 2033	189,000	5,670

Residential Asset Securitization Trust FRB Ser. 05-A2, Class A1,
0.756s, 2035	2,001,719	1,406,550

Salomon Brothers Mortgage Securities VII 144A Ser. 02-KEY2,
Class X1, IO, 1.966s, 2036	17,771,228	458,498

Structured Adjustable Rate Mortgage Loan Trust
FRB Ser. 07-8, Class 1A2, 6 1/4s, 2037	6,828,124	4,779,687
FRB Ser. 05-18, Class 6A1, 2.834s, 2035	1,181,614	921,659

Structured Adjustable Rate Mortgage Loan Trust 144A Ser. 04-NP2,
Class A, 0.606s, 2034	340,389	272,311

Structured Asset Securities Corp.
IFB Ser. 07-4, Class 1A3, IO, 5.985s, 2037	38,229,430	5,920,609
Ser. 07-4, Class 1A4, IO, 1s, 2037	51,674,455	1,666,448

Structured Asset Securities Corp. 144A
Ser. 07-RF1, Class 1A, IO, 5.172s, 2037	15,436,015	1,998,740
Ser. 06-RF4, Class 1A, IO, 4.944s, 2036	12,639,174	1,738,948
FRB Ser. 05-RF2, Class A, 0.606s, 2035	3,893,366	3,231,494

Vericrest Opportunity Loan Transferee 144A Ser. 10-NPL1, Class M,
6s, 2039	3,988,430	3,948,546

Wachovia Bank Commercial Mortgage Trust
FRB Ser. 07-C33, Class A3, 5.903s, 2051	2,796,000	3,016,136
FRB Ser. 07-C32, Class A2, 5.739s, 2049	10,657,000	11,091,514
Ser. 06-C27, Class A2, 5.624s, 2045	1,176,540	1,201,965
Ser. 2006-C28, Class A2, 5 1/2s, 2048	8,609,000	8,804,607
Ser. 07-C30, Class APB, 5.294s, 2043	2,272,000	2,352,896
Ser. 06-C29, Class A2, 5.275s, 2048	1,474,000	1,509,770
Ser. 07-C34, IO, 0.376s, 2046	18,508,757	301,137
Ser. 06-C29, IO, 0 3/8s, 2048	74,217,788	1,344,336

Wachovia Bank Commercial Mortgage Trust 144A
FRB Ser. 05-WL5A, Class L, 3.556s, 2018	574,000	344,400
Ser. 03-C3, Class IOI, IO, 1.097s, 2035	16,972,424	330,940
Ser. 07-C31, IO, 0.26s, 2047	138,133,658	1,603,732
Ser. 05-C18, Class XC, IO, 0.134s, 2042	27,300,990	249,804
Ser. 06-C27, Class XC, IO, 0.108s, 2045	34,498,175	268,741
Ser. 06-C23, Class XC, IO, 0.048s, 2045	161,903,123	744,754
Ser. 06-C26, Class XC, IO, 0.041s, 2045	13,097,171	35,493

WAMU Commercial Mortgage Securities Trust 144A
Ser. 05-C1A, Class G, 5.72s, 2014	129,000	44,505
Ser. 06-SL1, Class X, IO, 0.945s, 2043	5,743,119	162,186
Ser. 07-SL2, Class X, IO, 0.851s, 2049	11,908,159	330,094

Washington Mutual Multi-Fam., Mtge. 144A Ser. 01-1, Class B5,
7.097s, 2031	1,083,000	1,073,538

Total mortgage-backed securities (cost $533,786,336)		$592,739,191

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (36.8%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (0.8%)
Government National Mortgage Association
Pass-Through Certificates
6 1/2s, with due dates from April 20, 2038 to October 20, 2039	$11,185,061	$12,429,835

		12,429,835
U.S. Government Agency Mortgage Obligations (36.0%)
Federal Home Loan Mortgage Corporation Pass-Through
Certificates 4s, TBA, November 1, 2040	63,500,000	65,365,313

Federal National Mortgage Association Pass-Through Certificates
7s, January 1, 2017	11,811	12,775
4 1/2s, TBA, November 1, 2040	34,000,000	35,686,720
4s, TBA, November 1, 2040	348,000,000	358,793,429
4s, TBA, October 1, 2040	56,000,000	57,789,374

		517,647,611
Total U.S. government and agency mortgage obligations (cost $529,011,876)		$530,077,446

U.S. TREASURY OBLIGATIONS (0.6%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2s, July 15, 2014 [i]	$7,482,802	$8,224,198

Total U.S. treasury obligations (cost $8,224,198)		$8,224,198

CORPORATE BONDS AND NOTES (21.2%)*	Principal amount	Value

Basic materials (1.8%)
ArcelorMittal sr. unsec. unsub. notes 7s, 2039 (France)	$1,575,000	$1,585,267

ArcelorMittal sr. unsec. unsub. bonds 9.85s, 2019 (France)	935,000	1,205,354

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	2,505,000	3,217,264

Dow Chemical Co. (The) sr. unsec. unsub. notes 5.9s, 2015	517,000	582,579

Freeport-McMoRan Copper & Gold, Inc. sr. unsec. notes 8 3/8s, 2017	3,082,000	3,482,660

Georgia-Pacific, LLC sr. unsec. unsub. notes 9 1/2s, 2011	250,000	269,375

Georgia-Pacific, LLC sr. unsec. unsub. notes 8 1/8s, 2011	1,140,000	1,177,050

Georgia-Pacific, LLC 144A company guaranty sr. notes 5.4s, 2020	2,120,000	2,141,200

International Paper Co. bonds 7.95s, 2018	1,400,000	1,711,812

International Paper Co. sr. unsec. notes 9 3/8s, 2019	1,913,000	2,515,595

Mosaic Co. (The) 144A sr. unsec. unsub. notes 7 5/8s, 2016	1,495,000	1,623,145

Rio Tinto Finance USA LTD company guaranty sr. unsec. notes 9s,
2019 (Australia)	650,000	915,190

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes 5.2s,
2040 (Australia)	1,605,000	1,614,630

Rohm & Haas Co. sr. unsec. unsub. notes 7.85s, 2029	1,715,000	1,927,206

Sealed Air Corp. sr. notes 7 7/8s, 2017	560,000	614,996

Sealed Air Corp. 144A notes 5 5/8s, 2013	678,000	725,214

Teck Resources Limited sr. notes 10 3/4s, 2019 (Canada)	164,000	209,510

Teck Resources Limited sr. notes 10 1/4s, 2016 (Canada)	245,000	302,575

Teck Resources Limited sr. notes 9 3/4s, 2014 (Canada)	76,000	94,633

Xstrata Finance Canada, Ltd. 144A company guaranty 5.8s,
2016 (Canada)	610,000	685,634

		26,600,889

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Capital goods (0.3%)
Allied Waste North America, Inc. company guaranty sr. unsec. notes
6 7/8s, 2017	$850,000	$936,063

Legrand SA unsec. unsub. debs. 8 1/2s, 2025 (France)	768,000	922,483

Parker Hannifin Corp. sr. unsec. unsub. notes Ser. MTN, 6 1/4s, 2038	435,000	518,027

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	620,000	608,134

Raytheon Co. sr. unsec. notes 3 1/8s, 2020	270,000	264,584

Republic Services, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2019	660,000	747,262

United Technologies Corp. sr. unsec. notes 6 1/8s, 2038	305,000	358,321

United Technologies Corp. sr. unsec. notes 5.7s, 2040	100,000	111,411

		4,466,285
Communication services (2.2%)
American Tower Corp. sr. unsec. notes 7 1/4s, 2019	1,560,000	1,868,100

American Tower Corp. sr. unsec. notes 7s, 2017	1,070,000	1,254,575

AT&T, Inc. sr. unsec. unsub. bonds 5 1/2s, 2018	220,000	256,123

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	2,645,000	2,902,202

AT&T, Inc. 144A sr. unsec. unsub. notes 5.35s, 2040	1,140,000	1,118,748

Bellsouth Capital Funding unsec. notes 7 7/8s, 2030	590,000	731,149

Comcast Cable Communications company guaranty sr. unsub. notes
8 7/8s, 2017	785,000	1,011,642

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	455,000	529,307

Cox Communications, Inc. 144A bonds 8 3/8s, 2039	470,000	621,210

Cox Communications, Inc. 144A notes 5 7/8s, 2016	390,000	452,925

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	1,915,000	1,950,927

France Telecom SA notes 8 1/2s, 2031 (France)	340,000	477,733

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	800,000	924,000

Frontier Communications Corp. sr. unsec. notes 7 7/8s, 2015	215,000	240,800

Rogers Communications, Inc. company guaranty sr. unsec. unsub.
notes 6.8s, 2018 (Canada)	610,000	757,643

Rogers Communications, Inc. company guaranty sr. unsec. notes
6 3/8s, 2014 (Canada)	1,000,000	1,154,751

SBA Tower Trust 144A company guaranty asset backed notes
5.101s, 2017	2,425,000	2,608,349

Comcast Cable Holdings, LLC company guaranty 7 7/8s, 2026	2,435,000	3,024,511

Comcast Cable Holdings, LLC debs. 9.8s, 2012	75,000	82,845

Telefonica Emisones SAU company guaranty 6.221s, 2017 (Spain)	345,000	404,531

Time Warner Cable, Inc. company guaranty sr. notes 7.3s, 2038	1,165,000	1,395,245

Time Warner Cable, Inc. company guaranty sr. unsec. 6 3/4s, 2018	355,000	424,963

Time Warner Cable, Inc. company guaranty sr. unsec. notes
7 1/2s, 2014	345,000	407,258

Time Warner Cable, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2039	350,000	401,153

Verizon Communications, Inc. sr. unsec. notes 7.35s, 2039	424,000	533,385

Verizon Communications, Inc. sr. unsec. unsub. notes 8 3/4s, 2018	856,000	1,176,838

Verizon New England, Inc. sr. notes 6 1/2s, 2011	1,580,000	1,655,654

Verizon New Jersey, Inc. debs. 8s, 2022	640,000	799,848

Verizon Pennsylvania, Inc. debs. 8.35s, 2030	795,000	910,086

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Communication services cont.
Verizon Virginia, Inc. debs. Ser. A, 4 5/8s, 2013	$219,000	$235,458

Cellco Partnership/Verizon Wireless Capital, LLC sr. unsec. unsub.
notes 5.55s, 2014	969,000	1,093,063

		31,405,022
Conglomerates (—%)
Siemens Financieringsmaatschappij NV 144A notes 5 3/4s,
2016 (Netherlands)	560,000	668,600

		668,600
Consumer cyclicals (2.5%)
Advance Auto Parts, Inc. company guaranty sr. unsec. notes
5 3/4s, 2020	950,000	1,044,015

Time Warner, Inc. company guaranty sr. unsec. bonds 7.7s, 2032	1,850,000	2,276,860

Autonation, Inc. company guaranty sr. unsec. notes 6 3/4s, 2018	645,000	667,575

Choice Hotels International, Inc. company guaranty sr. unsec. unsub.
notes 5.7s, 2020	1,195,000	1,202,573

Corrections Corporation of America company guaranty sr. notes
7 3/4s, 2017	466,000	512,600

D.R. Horton, Inc. sr. notes 7 7/8s, 2011	415,000	430,563

Daimler Finance North America, LLC company guaranty unsec.
unsub. notes 7.3s, 2012 (Germany)	2,675,000	2,874,385

Daimler Finance North America, LLC company guaranty unsec.
unsub. notes Ser. MTN, 5 3/4s, 2011 (Germany)	605,000	629,829

DIRECTV Holdings, LLC / DIRECTV Financing Co. Inc., company
guaranty sr. unsec. notes 6.35s, 2040	805,000	859,070

DIRECTV Holdings, LLC / DIRECTV Financing Co. Inc., company
guaranty sr. unsec. unsub. notes 5 7/8s, 2019	1,670,000	1,902,178

Expedia, Inc. 144A company guaranty sr. notes 8 1/2s, 2016	2,180,000	2,398,000

Expedia, Inc. 144A company guaranty sr. unsec. notes 5.95s, 2020	1,550,000	1,576,945

Lender Processing Services, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2016	1,769,000	1,822,070

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
6 5/8s, 2011	495,000	505,519

NBC Universal, Inc. 144A notes 6.4s, 2040	845,000	916,363

NBC Universal, Inc. 144A notes 5.15s, 2020	670,000	732,357

News America Holdings, Inc. company guaranty 7 3/4s, 2024	870,000	1,106,790

News America Holdings, Inc. debs. 7 3/4s, 2045	790,000	953,959

Nissan Motor Acceptance Corp. 144A sr. unsec. notes 4 1/2s, 2015	1,695,000	1,813,491

Omnicom Group, Inc. sr. notes 5.9s, 2016	535,000	622,230

Omnicom Group, Inc. sr. unsec. unsub. notes 4.45s, 2020	1,060,000	1,086,669

Owens Corning, Inc. company guaranty unsec. unsub. notes
9s, 2019	672,000	809,760

QVC Inc. 144A sr. notes 7 1/8s, 2017	535,000	569,775

Sears Holdings Corp. 144A sr. notes 6 5/8s, 2018	799,000	797,003

Staples, Inc. sr. unsec. notes 9 3/4s, 2014	980,000	1,213,892

Time Warner Entertainment Co., LP debs. 8 3/8s, 2023	1,450,000	1,943,061

Time Warner, Inc. company guaranty sr. unsec. notes 4.7s, 2021	365,000	392,101

Time Warner, Inc. debs. 9.15s, 2023	675,000	918,325

CBS Corp. company guaranty 5 5/8s, 2012	333,000	358,483

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Consumer cyclicals cont.
CBS Corp. company guaranty sr. unsec. notes 8 5/8s, 2012	$67,000	$73,668

CBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2030	2,400,000	2,832,396

		35,842,505
Consumer staples (2.4%)
Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	860,000	1,186,314

Altria Group, Inc. company guaranty sr. unsec. notes 9 1/4s, 2019	1,735,000	2,382,110

Anheuser-Busch InBev Worldwide, Inc. 144A company guaranty
sr. notes 8.2s, 2039	2,013,000	2,835,546

Anheuser-Busch InBev Worldwide, Inc. 144A company guaranty
sr. unsec. unsub. notes 7 3/4s, 2019	2,752,000	3,558,765

Campbell Soup Co. debs. 8 7/8s, 2021	715,000	1,037,506

CVS Pass-Through Trust notes 6.6s, 2019	1,310,000	1,593,376

CVS Pass-Through Trust 144A company guaranty notes 7.507s, 2032	2,291,003	2,677,885

Diageo Capital PLC company guaranty 5 3/4s, 2017
(United Kingdom)	680,000	803,708

Diageo Investment Corp. company guaranty 8s, 2022 (Canada)	675,000	892,245

Fortune Brands, Inc. sr. unsec. unsub. notes 3s, 2012	1,735,000	1,767,987

General Mills, Inc. sr. unsec. notes 5.65s, 2019	190,000	221,165

H.J. Heinz Co. sr. unsec. notes 5.35s, 2013	595,000	657,882

H.J. Heinz Finance Co. 144A company guaranty 7 1/8s, 2039	85,000	103,405

Kraft Foods, Inc. notes 6 1/8s, 2018	730,000	862,923

Kraft Foods, Inc. sr. unsec. unsub. notes 6 1/2s, 2040	3,905,000	4,470,215

Kroger Co. (The) company guaranty 6 3/4s, 2012	5,000	5,401

Kroger Co. (The) company guaranty 6.4s, 2017	605,000	717,376

Kroger Co. (The) sr. notes 6.15s, 2020	200,000	235,614

McDonald’s Corp. sr. unsec. Ser. MTN, 6.3s, 2038	680,000	811,021

McDonald’s Corp. sr. unsec. bond 6.3s, 2037	530,000	630,588

McDonald’s Corp. sr. unsec. notes 5.7s, 2039	775,000	859,053

SABMiller PLC 144A notes 6 1/2s, 2018 (United Kingdom)	1,010,000	1,212,703

Tesco PLC 144A sr. unsec. unsub. notes 6.15s, 2037
(United Kingdom)	1,150,000	1,326,614

Tyson Foods, Inc. sr. unsec. notes 8 1/4s, 2011	555,000	585,525

Tyson Foods, Inc. sr. unsec. unsub. notes 10 1/2s, 2014	675,000	811,688

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)	1,370,000	1,631,945

		33,878,560
Energy (1.2%)
Anadarko Finance Co. company guaranty sr. unsec. unsub. notes
Ser. B, 7 1/2s, 2031	1,290,000	1,399,573

Anadarko Petroleum Corp. sr. unsec. notes 6 3/8s, 2017	1,105,000	1,227,558

Anadarko Petroleum Corp. sr. unsec. notes 6.2s, 2040	645,000	619,718

Chesapeake Energy Corp. sr. unsec. notes 7 5/8s, 2013	835,000	909,106

Devon Energy Corp. sr. notes 6.3s, 2019	360,000	439,620

El Paso Pipeline Partners Operating Co., LP company guaranty
sr. unsec. notes 6 1/2s, 2020	750,000	821,250

EOG Resources, Inc. sr. unsec. notes 5 5/8s, 2019	340,000	401,020

Forest Oil Corp. sr. notes 8s, 2011	455,000	477,750

Motiva Enterprises, LLC 144A sr. notes 5.2s, 2012	195,000	208,819

Motiva Enterprises, LLC 144A sr. unsec. notes 6.85s, 2040	730,000	860,381

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Energy cont.
Newfield Exploration Co. sr. sub. notes 6 5/8s, 2016	$550,000	$570,625

Newfield Exploration Co. sr. unsec. sub. notes 6 5/8s, 2014	319,000	326,178

Nexen, Inc. sr. unsec. unsub. notes 7 1/2s, 2039 (Canada)	620,000	757,553

Peabody Energy Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	740,000	826,950

Peabody Energy Corp. sr. notes 5 7/8s, 2016	665,000	674,975

Ras Laffan Liquefied Natural Gas Co., Ltd. 144A company guaranty
sr. notes 5 1/2s, 2014 (Qatar)	1,015,000	1,121,227

Statoil ASA company guaranty sr. unsec. notes 5.1s, 2040 (Norway)	1,320,000	1,370,131

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.8s, 2037	205,000	219,236

Weatherford International, Inc. company guaranty sr. unsec.
unsub. bonds 6.35s, 2017	240,000	274,140

Weatherford International, Ltd. company guaranty 6 1/2s,
2036 (Switzerland)	470,000	484,886

Weatherford International, Ltd. company guaranty sr. unsec. notes
9 5/8s, 2019 (Switzerland)	1,125,000	1,485,685

Weatherford International, Ltd. sr. notes 5 1/2s, 2016 (Switzerland)	390,000	433,402

Woodside Finance Ltd. 144A notes 4 1/2s, 2014 (Australia)	655,000	706,046

		16,615,829
Financials (6.7%)
Aflac, Inc. sr. unsec. notes 6.9s, 2039	620,000	670,687

American Express Bank FSB notes Ser. BKN1, 5.55s, 2012	995,000	1,070,302

American Express Bank FSB sr. unsec. FRN Ser. BKNT, 0.556s, 2017	1,035,000	950,255

American Express Co. sr. unsec. notes 8 1/8s, 2019	1,450,000	1,862,624

American Express Travel Related Services Co., Inc. sr. unsec. unsub.
notes FRN Ser. EMTN, 0.456s, 2011	1,225,000	1,180,986

American International Group, Inc. sr. unsec. Ser. MTN, 5.85s, 2018	2,440,000	2,568,100

AON Corp. jr. unsec. sub. notes 8.205s, 2027	1,275,000	1,342,588

Bank of America Corp. sub. notes 7 3/4s, 2015	1,465,000	1,696,612

Bank of America NA sub. notes Ser. BKNT, 5.3s, 2017	905,000	927,621

Barclays Bank PLC sr. unsec. unsub. notes 5s, 2016	100,000	111,101

Barclays Bank PLC 144A sub. notes 10.179s, 2021	1,080,000	1,439,424

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017	2,815,000	3,080,826

Bear Stearns Cos., Inc. (The) sr. notes 6.4s, 2017	1,020,000	1,184,329

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	1,685,000	2,056,024

Bosphorus Financial Services, Ltd. 144A sr. notes FRN 2.176s, 2012	672,750	661,566

Capital One Bank USA NA sub. notes 8.8s, 2019	1,050,000	1,331,655

Citigroup, Inc. sr. notes 6 1/2s, 2013	1,380,000	1,539,792

Citigroup, Inc. sr. unsec. sub. FRN 0.562s, 2016	1,961,000	1,807,791

Citigroup, Inc. sr. unsec. unsub. notes 5 1/4s, 2012	1,255,000	1,319,179

Citigroup, Inc. sub. notes 5s, 2014	1,156,000	1,211,570

Citigroup, Inc. unsec. sub. notes 6 5/8s, 2032	504,000	515,633

Citigroup, Inc. unsec. sub. notes 5 5/8s, 2012	230,000	243,275

Commonwealth Bank of Australia 144A sr. unsec. notes 3 3/4s,
2014 (Australia)	100,000	106,438

Countrywide Financial Corp. FRN Ser. MTN, 0.858s, 2012	1,090,000	1,075,057

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	390,000	429,178

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Financials cont.
Duke Realty LP sr. unsec. notes 6 1/4s, 2013 R	$64,000	$69,609

Erac USA Finance Co. 144A company guaranty sr. notes 5 1/4s, 2020	670,000	714,554

Erac USA Finance Co. 144A company guaranty sr. unsec. unsub.
notes 2 3/4s, 2013	40,000	41,140

OneBeacon US Holdings, Inc. notes 5 7/8s, 2013	1,050,000	1,104,987

GATX Corp. notes 4 3/4s, 2012	400,000	422,512

GATX Financial Corp. notes 5.8s, 2016	455,000	499,760

General Electric Capital Corp. sr. unsec. 5 5/8s, 2018	2,405,000	2,687,607

General Electric Capital Corp. sr. unsec. FRN Ser. MTN, 0.604s, 2016	895,000	831,324

General Electric Capital Corp. sr. unsec. notes Ser. MTN, 6 7/8s, 2039	370,000	424,914

Goldman Sachs Group, Inc (The) sr. unsec. 6.15s, 2018	595,000	666,252

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	940,000	1,131,391

Goldman Sachs Group, Inc. (The) sub. notes 6 3/4s, 2037	2,510,000	2,638,907

Hartford Financial Services Group, Inc. (The) sr. unsec. notes
6.1s, 2041	1,207,000	1,086,980

HCP, Inc. sr. unsec. Ser. MTN, 6.7s, 2018 R	50,000	55,478

HCP, Inc. sr. unsec. notes 6s, 2017	635,000	689,884

Highwoods Realty LP sr. unsec. bonds 5.85s, 2017 R	835,000	878,029

HSBC Holdings PLC sub. notes 6 1/2s, 2037 (United Kingdom)	3,945,000	4,234,492

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 7 3/4s, 2016	670,000	688,425

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	404,000	459,776

JPMorgan Chase Bank NA sub. notes Ser. BKNT, 6s, 2017	1,311,000	1,489,633

Liberty Mutual Group, Inc. 144A notes 6 1/2s, 2035	1,715,000	1,515,485

Lloyds TSB Bank PLC 144A company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	2,630,000	2,743,698

Loews Corp. notes 5 1/4s, 2016	385,000	434,894

Marsh & McLennan Cos., Inc. sr. unsec. notes 6 1/4s, 2012	1,350,000	1,421,287

Marsh & McLennan Cos., Inc. sr. unsec. notes 5 3/8s, 2014	820,000	894,426

Massachusetts Mutual Life Insurance Co. 144A notes 8 7/8s, 2039	830,000	1,097,860

FIA Card Services NA sub. notes Ser. BKNT, 7 1/8s, 2012	1,695,000	1,840,380

Merrill Lynch & Co., Inc. jr. sub. bonds 7 3/4s, 2038	1,535,000	1,675,581

MetLife Global Funding I 144A sr. unsub. notes 5 1/8s, 2014	715,000	793,471

MetLife, Inc. sr. unsec. unsub. notes 5 7/8s, 2041	2,000,000	2,110,292

Morgan Stanley sr. unsec. notes Ser. MTN, 5 3/4s, 2016	970,000	1,059,608

Nationwide Financial Services sr. unsec. unsub. notes 5 5/8s, 2015	500,000	535,673

Nationwide Health Properties, Inc. notes 6 1/2s, 2011 R	540,000	558,984

Nationwide Health Properties, Inc. unsec. notes 6 1/4s, 2013 R	660,000	716,228

Nationwide Mutual Insurance Co. 144A sub. notes 9 3/8s, 2039	85,000	99,707

Omega Healthcare Investors, Inc. 144A sr. notes 6 3/4s, 2022 R	1,344,000	1,391,040

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,010,000	915,300

Pacific LifeCorp 144A sr. notes 6s, 2020	1,575,000	1,719,394

Prudential Financial, Inc. sr. notes 7 3/8s, 2019	340,000	412,102

Prudential Financial, Inc. sr. notes 6.2s, 2015	300,000	340,739

Prudential Financial, Inc. sr. unsec. unsub. notes Ser. MTNB,
5.1s, 2014	575,000	630,514

Prudential Holdings LLC sr. notes FRN Ser. AGM, 1.166s, 2017	160,000	131,933

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Financials cont.
Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 6.4s,
2019 (United Kingdom)	$360,000	$392,686

Simon Property Group LP sr. unsec. notes 6 1/8s, 2018 R	930,000	1,074,698

Simon Property Group LP sr. unsec. unsub. notes 5.65s, 2020 R	1,753,000	1,968,257

Simon Property Group LP sr. unsec. unsub. notes 4 3/8s, 2021 R	1,765,000	1,808,396

Tanger Properties, LP sr. unsec. notes 6 1/8s, 2020 R	645,000	709,258

TD Ameritrade Holding Corp. company guaranty sr. unsec. unsub.
notes 5.6s, 2019	985,000	1,076,999

Teachers Insurance & Annuity Association of America 144A notes
6.85s, 2039	1,555,000	1,827,434

Vornado Realty LP sr. unsec. unsub. notes 4 1/4s, 2015 R	1,180,000	1,223,468

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	1,880,000	2,137,487

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	1,745,000	1,996,474

Wachovia Corp. sr. unsec. notes Ser. MTN, 5 1/2s, 2013	5,000	5,500

Wachovia Corp. sr. unsec. notes FRN Ser. MTNE, 0.447s, 2012	575,000	573,502

WEA Finance LLC/ WT Finance Aust. Pty. Ltd. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	1,810,000	2,132,252

WEA Finance, LLC 144A company guaranty sr. notes 7 1/8s, 2018	1,070,000	1,266,605

Wells Fargo Bank NA unsec. sub. notes 4 3/4s, 2015	345,000	374,879

Wells Fargo Bank NA unsec. sub. notes FRN 0.586s, 2016	1,180,000	1,088,100

Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)	1,750,000	1,900,662

Willis Group North America, Inc. company guaranty 6.2s, 2017	510,000	546,199

		96,339,719
Health care (0.3%)
Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037	1,660,000	1,875,579

Express Scripts, Inc. sr. unsec. notes 7 1/4s, 2019	186,000	231,777

Express Scripts, Inc. sr. unsec. notes 6 1/4s, 2014	464,000	533,688

Quest Diagnostics, Inc. company guaranty sr. unsec.
notes 5 3/4s, 2040	451,000	434,365

Quest Diagnostics, Inc. company guaranty sr. unsec. notes
4 3/4s, 2020	244,000	251,088

UnitedHealth Group, Inc. sr. unsec. notes 5.8s, 2036	120,000	122,892

Ventas Realty LP/Capital Corp. sr. notes 6 3/4s, 2017 R	390,000	403,382

WellPoint, Inc. notes 7s, 2019	225,000	274,061

		4,126,832
Technology (0.3%)
Amphenol Corp. sr. unsec. notes 4 3/4s, 2014	1,240,000	1,348,886

Brocade Communications Systems, Inc. company guaranty sr. notes
6 7/8s, 2020	955,000	1,026,625

Brocade Communications Systems, Inc. company guaranty sr. notes
6 5/8s, 2018	230,000	244,950

Dell, Inc. sr. unsec. notes 5 7/8s, 2019	145,000	165,098

Lexmark International Inc, sr. unsec. notes 5.9s, 2013	855,000	929,417

STATS ChipPAC, Ltd. 144A company guaranty sr. unsec. notes
7 1/2s, 2015 (Singapore)	340,000	373,150

		4,088,126

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Transportation (0.4%)
American Airlines, Inc. pass-through certificates Ser. 01-1,
6.817s, 2011	$100,000	$102,000

American Airlines, Inc. pass-through certificates Ser. 01-2,
7.858s, 2011	290,000	304,500

Burlington Northern Santa Fe Corp. sr. unsec. notes 7s, 2014	305,000	357,389

Burlington Northern Santa Fe Corp. sr. unsec. notes 5 3/4s, 2018	365,000	423,416

Burlington Northern Santa Fe Corp. sr. unsec. notes 4.7s, 2019	1,670,000	1,823,055

Continental Airlines, Inc. pass-through certificates Ser. 97-4A,
6.9s, 2018	754,707	803,763

Continental Airlines, Inc. pass-through certificates Ser. 98-1A,
6.648s, 2017	222,831	233,973

Northwest Airlines Corp. pass-through certificates Ser. 00-1,
7.15s, 2019	1,147,962	1,147,962

Southwest Airlines Co. pass-through certificates Ser. 07-1,
6.15s, 2022	223,890	246,838

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	390,000	431,469

United AirLines, Inc. pass-through certificates Ser. 07-A, 6.636s, 2022	526,520	541,000

		6,415,365
Utilities and power (3.1%)
AEP Texas North Co. sr. notes Ser. B, 5 1/2s, 2013	515,000	560,047

Ameren Illinois Co. sr. notes 9 3/4s, 2018	520,000	697,571

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	580,000	580,193

KCP&L Greater Missouri Operations Co. sr. unsec. unsub. notes
11 7/8s, 2012	1,525,000	1,753,700

Atmos Energy Corp. sr. unsub. notes 6.35s, 2017	765,000	879,880

Beaver Valley Funding Corp. sr. bonds 9s, 2017	687,000	761,917

Boardwalk Pipelines LP company guaranty 5 7/8s, 2016	980,000	1,122,508

Bruce Mansfield Unit pass-through certificates 6.85s, 2034	1,947,496	2,164,256

CenterPoint Energy Resources Corp. notes 7 3/4s, 2011	1,050,000	1,071,243

CMS Energy Corp. sr. notes 8 1/2s, 2011	2,397,000	2,464,387

CMS Energy Corp. sr. unsec. unsub. notes FRN 1.239s, 2013	625,000	606,250

Commonwealth Edison Co. 1st mtge. 6.15s, 2017	250,000	296,589

Commonwealth Edison Co. 1st mtge. sec. bonds 5 7/8s, 2033	480,000	512,697

Commonwealth Edison Co. 1st mtge. sec. bonds 5.8s, 2018	130,000	151,427

Consolidated Natural Gas Co. sr. notes Ser. A, 5s, 2014	400,000	450,070

DCP Midstream, LLC 144A sr. unsec. notes 5.35s, 2020	775,000	836,298

Dominion Resources, Inc. sr. unsec. unsub. notes Ser. 07-A, 6s, 2017	2,460,000	2,899,083

Edison International sr. unsec. unsub. notes 3 3/4s, 2017	1,145,000	1,181,221

El Paso Natural Gas Co. sr. unsec. unsub. bonds 8 3/8s, 2032	830,000	982,454

Electricite de France 144A notes 6.95s, 2039 (France)	970,000	1,232,186

Electricite de France 144A sr. notes 4.6s, 2020 (France)	255,000	281,317

Enel Finance Intl. SA 144A company guaranty sr. unsec. notes
5 1/8s, 2019 (Luxembourg)	695,000	745,582

Entergy Gulf States, Inc. 1st mtge. 5 1/4s, 2015	373,000	373,041

FirstEnergy Corp. notes Ser. B, 6.45s, 2011	7,000	7,314

Ipalco Enterprises, Inc. 144A sr. sec. notes 7 1/4s, 2016	600,000	654,000

ITC Holdings Corp. 144A notes 5 7/8s, 2016	890,000	1,014,539

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	330,000	379,213

CORPORATE BONDS AND NOTES (21.2%)* cont.	Principal amount	Value

Utilities and power cont.
Kansas Gas & Electric bonds 5.647s, 2021	$257,235	$268,826

MidAmerican Energy Holdings Co. bonds 6 1/8s, 2036	1,000,000	1,114,853

MidAmerican Energy Holdings Co. sr. unsec. bond 6 1/2s, 2037	410,000	476,957

MidAmerican Funding, LLC sr. sec. bond 6.927s, 2029	360,000	414,546

National Fuel Gas Co. notes 5 1/4s, 2013	595,000	630,691

NiSource Finance Corp. company guaranty sr. unsec. notes
10 3/4s, 2016	795,000	1,065,888

NiSource Finance Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2010	1,660,000	1,663,347

Pacific Gas & Electric Co. sr. unsec. notes 6.35s, 2038	295,000	341,329

Pacific Gas & Electric Co. sr. unsub. 5.8s, 2037	785,000	852,205

PacifiCorp Sinking Fund 1st mtge. 6 1/4s, 2037	460,000	537,238

Potomac Edison Co. 144A 1st mtge. 5.8s, 2016	885,000	980,235

Power Receivable Finance, LLC 144A sr. notes 6.29s, 2012	1,799,673	1,800,051

PPL Energy Supply LLC bonds Ser. A, 5.7s, 2015	515,000	584,802

NV Energy, Inc. sr. unsec. unsub. notes 6 3/4s, 2017	466,000	485,081

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.9s, 2013	910,000	1,019,857

Spectra Energy Capital, LLC company guaranty sr. unsec. notes
5.65s, 2020	240,000	265,368

Spectra Energy Capital, LLC company guaranty sr. unsec. unsub.
notes 6.2s, 2018	135,000	155,868

Spectra Energy Capital, LLC sr. notes 8s, 2019	650,000	825,673

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6.572s, 2017	340,000	394,830

Texas-New Mexico Power Co. 144A 1st mtge. sec. 9 1/2s, 2019	1,960,000	2,555,685

TransAlta Corp. sr. notes 6 1/2s, 2040 (Canada)	890,000	929,897

TransAlta Corp. sr. unsec. notes 5 3/4s, 2013 (Canada)	535,000	595,262

TransAlta Corp. sr. unsec. unsub. notes 4 3/4s, 2015 (Canada)	450,000	491,529

Union Electric Co. 1st mtge. sr. sec. bond 6.7s, 2019	560,000	680,003

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	830,000	923,157

		44,712,161
Total corporate bonds and notes (cost $278,437,611)		$305,159,893

ASSET-BACKED SECURITIES (6.6%)*	Principal amount	Value

Ace Securities Corp.
FRB Ser. 06-OP2, Class A2C, 0.406s, 2036	$1,389,000	$738,454
FRB Ser. 06-HE3, Class A2C, 0.406s, 2036	973,000	480,456

Asset Backed Securities Corp. Home Equity Loan Trust FRB
Ser. 06-HE4, Class A5, 0.416s, 2036	805,392	496,301

Bay View Auto Trust Ser. 05-LJ2, Class D, 5.27s, 2014	324,000	325,217

Bayview Financial Acquisition Trust FRB Ser. 04-D, Class A,
0.84s, 2044	486,165	446,741

Bear Stearns Asset Backed Securities, Inc. FRB Ser. 05-3, Class A1,
0.706s, 2035	141,282	128,900

Conseco Finance Securitizations Corp.
Ser. 00-2, Class A5, 8.85s, 2030	3,734,951	3,100,009
Ser. 00-5, Class A6, 7.96s, 2032	1,970,193	1,674,664

ASSET-BACKED SECURITIES (6.6%)* cont.	Principal amount	Value

Conseco Finance Securitizations Corp.
Ser. 02-1, Class M1F, 7.954s, 2033	$1,778,000	$1,885,952
Ser. 01-4, Class A4, 7.36s, 2033	2,907,053	3,081,476
Ser. 00-6, Class A5, 7.27s, 2031	4,930,876	5,054,148
Ser. 01-1, Class A5, 6.99s, 2031	5,451,988	5,615,548

Countrywide Asset Backed Certificates
FRB Ser. 04-6, Class 2A5, 0.646s, 2034	562,179	495,685
FRB Ser. 06-2, Class 2A3, 0.556s, 2036	6,416,000	2,566,400
FRB Ser. 06-BC1, Class 2A3, 0.546s, 2036	2,200,000	1,518,000
FRB Ser. 07-BC2, Class 2A3, 0.496s, 2037	10,794,000	5,127,150
FRB Ser. 07-3, Class 2A3, 0.466s, 2047	6,713,000	2,332,768
FRB Ser. 07-3, Class 2A2, 0.426s, 2047	3,712,000	2,597,049
FRB Ser. 06-22, Class 2A3, 0.416s, 2034	7,202,000	3,691,025
FRB Ser. 06-24, Class 2A3, 0.406s, 2047	4,630,000	2,083,500
FRB Ser. 06-21, Class 2A3, 0.406s, 2037	3,288,000	1,660,440
FRB Ser. 07-1, Class 2A3, 0.396s, 2037	8,004,500	2,901,631
FRB Ser. 07-1, Class 2A2, 0.356s, 2037	4,182,000	3,282,870

Crest, Ltd. 144A Ser. 03-2A, Class D2, 6.723s, 2038	1,328,967	159,476

First Plus Home Loan Trust Ser. 97-3, Class B1, 7.79s, 2023
(In default) †	134,710	—

Fremont Home Loan Trust
FRB Ser. 05-E, Class 2A4, 0.586s, 2036	1,701,000	965,255
FRB Ser. 06-2, Class 2A3, 0.426s, 2036	3,011,000	1,784,668

G-Star, Ltd. 144A FRB Ser. 02-2A, Class BFL, 2.256s, 2037	417,000	70,890

GEBL 144A
Ser. 04-2, Class D, 3.006s, 2032	368,761	73,752
Ser. 04-2, Class C, 1.106s, 2032	138,977	15,288

Green Tree Financial Corp.
Ser. 96-5, Class M1, 8.05s, 2027	437,522	389,394
Ser. 99-5, Class A5, 7.86s, 2029	8,438,204	7,720,957
FRN Ser. 96-9, Class M1, 7.63s, 2027	1,643,000	1,619,474
Ser. 97-6, Class A9, 7.55s, 2029	465,964	487,859
Ser. 95-8, Class B1, 7.3s, 2026	284,587	276,769
Ser. 96-10, Class M1, 7.24s, 2028	812,000	844,480
Ser. 1997-5, Class M1, 6.95s, 2029	2,400,000	2,340,000
Ser. 99-2, Class A7, 6.44s, 2030	718,420	717,795
Ser. 99-1, Class A6, 6.37s, 2025	729,758	744,353

Greenpoint Manufactured Housing Ser. 00-3, Class IA, 8.45s, 2031	2,343,870	2,425,905

High Income Trust Securities 144A FRB Ser. 03-1A, Class A,
0.911s, 2036	826,008	454,304

Home Equity Asset Trust FRB Ser. 06-1, Class 2A4, 0.586s, 2036	853,000	736,133

JPMorgan Mortgage Acquisition Corp. FRB Ser. 06-FRE1, Class A4,
0.546s, 2035	716,000	451,004

Lehman XS Trust FRB Ser. 07-6, Class 2A1, 0.466s, 2037	6,602,987	2,157,202

Long Beach Mortgage Loan Trust
FRB Ser. 05-2, Class M4, 0.876s, 2035	448,000	308,516
FRB Ser. 06-4, Class 2A4, 0.516s, 2036	819,000	331,865

ASSET-BACKED SECURITIES (6.6%)* cont.	Principal amount	Value

Madison Avenue Manufactured Housing Contract
FRB Ser. 02-A, Class B1, 3.506s, 2032	$4,257,734	$3,831,961
FRB Ser. 02-A, Class M2, 2.506s, 2032	453,000	423,555
Ser. 02-A IO, 0.3s, 2032	71,356,000	998,984

Marriott Vacation Club Owner Trust 144A
Ser. 05-2, Class D, 6.205s, 2027	43,518	24,623
Ser. 04-2A, Class D, 5.389s, 2026	34,680	19,041
Ser. 04-2A, Class C, 4.741s, 2026	40,156	26,115

MASTR Asset Backed Securities Trust FRB Ser. 06-FRE2, Class A4,
0.406s, 2036	379,184	192,676

Mid-State Trust
Ser. 11, Class B, 8.221s, 2038	397,870	384,524
Ser. 10, Class B, 7.54s, 2036	405,778	400,513

Morgan Stanley ABS Capital I
FRB Ser. 05-HE2, Class M5, 0.936s, 2035	190,557	109,430
FRB Ser. 05-HE1, Class M3, 0.776s, 2034	281,000	240,699

New Century Home Equity Loan Trust Ser. 03-5, Class AI7,
5.15s, 2033	972,983	977,212

Novastar Home Equity Loan
FRB Ser. 06-1, Class A2C, 0.416s, 2036	892,336	437,141
FRB Ser. 06-2, Class A2C, 0.406s, 2036	1,017,000	579,545

Oakwood Mortgage Investors, Inc. Ser. 02-C, Class A1, 5.41s, 2032	2,253,592	2,174,716

Oakwood Mortgage Investors, Inc. 144A Ser. 01-B, Class A4,
7.21s, 2030	306,112	295,399

Park Place Securities, Inc. FRB Ser. 05-WCH1, Class M4, 1.086s, 2036	180,000	71,926

Residential Asset Mortgage Products, Inc.
FRB Ser. 06-NC3, Class A2, 0.446s, 2036	786,838	633,301
FRB Ser. 07-RZ1, Class A2, 0.416s, 2037	1,565,000	869,466

Residential Asset Securities Corp. FRB Ser. 05-EMX1, Class M2,
0.986s, 2035	400,955	303,738

Securitized Asset Backed Receivables, LLC
FRB Ser. 05-HE1, Class M2, 0.906s, 2035	172,258	634
FRB Ser. 07-NC2, Class A2B, 0.396s, 2037	1,409,000	767,436
FRB Ser. 07-BR5, Class A2A, 0.386s, 2037	416,549	322,825

SG Mortgage Securities Trust FRB Ser. 06-OPT2, Class A3D,
0.466s, 2036	1,730,000	680,975

Soundview Home Equity Loan Trust FRB Ser. 06-OPT3, Class 2A3,
0.426s, 2036	758,000	620,769

Structured Asset Investment Loan Trust FRB Ser. 06-BNC2, Class A6,
0.516s, 2036	821,000	136,815

Structured Asset Securities Corp. 144A Ser. 98-RF3, Class A, IO,
6.1s, 2028	1,416,726	222,639

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	1,388,000	166,560

WAMU Asset-Backed Certificates FRB Ser. 07-HE2, Class 2A1,
0.366s, 2037	3,683,852	2,472,970

Wells Fargo Home Equity Trust FRB Ser. 07-1, Class A3,
0.576s, 2037	366,000	136,211

Total asset-backed securities (cost $109,949,329)		$94,882,122

PURCHASED OPTIONS	Expiration date/	Contract
OUTSTANDING (2.0%)*	strike price	amount	Value

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.74% versus the three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	$81,441,400	$7,619,657

Option on an interest rate swap with Barclays
Bank PLC for the right to pay a fixed rate
of 3.74% versus the three month USD-LIBOR-BBA
maturing November 10, 2020.	Nov-10/3.74	81,441,400	—

Option on an interest rate swap with Barclays
Bank PLC for the right to receive a fixed rate
of 3.7375% versus the three month USD-LIBOR-BBA
maturing March 9, 2021.	Mar-11/3.7375	32,698,500	2,707,109

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 3.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	Mar-11/3.665	32,698,500	2,512,226

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 3.04% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.04	112,855,500	3,596,705

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.04%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.04	112,855,500	1,277,524

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 3.11%
versus the three month USD-LIBOR-BBA maturing
February 9, 2021.	Feb-11/3.11	112,855,500	1,068,742

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 3.11% versus the three month USD-LIBOR-BBA
maturing February 9, 2021.	Feb-11/3.11	112,855,500	4,097,783

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to receive a fixed rate
of 1.885% versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	275,473,500	5,366,224

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the right to pay a fixed rate of 1.885%
versus the three month USD-LIBOR-BBA
maturing December 13, 2015.	Dec-10/1.885	275,473,500	234,152

Total purchased options outstanding (cost $22,207,394)			$28,480,122

MUNICIPAL BONDS AND NOTES (0.4%)*	Principal amount		Value

CA State G.O. Bonds (Build America Bonds), 7 1/2s, 4/1/34		$770,000	$803,934

IL State G.O. Bonds
4.421s, 1/1/15		410,000	428,204
4.071s, 1/1/14		1,220,000	1,259,418

North TX, Thruway Auth. Rev. Bonds (Build America Bonds),
6.718s, 1/1/49		675,000	702,668

OH State U. Rev. Bonds (Build America Bonds), 4.91s, 6/1/40		845,000	814,335

TX State, Trans. Comm. Rev. Bonds (Build America Bonds), Ser. B,
5.178s, 4/1/30		1,060,000	1,095,031

Total municipal bonds and notes (cost $4,985,469)			$5,103,590

SENIOR LOANS (0.1%)* [c]	Principal amount	Value

Harrah’s Operating Co., Inc. bank term loan FRN Ser. B2,
3.288s, 2015	$334,037	$294,786

Intelsat Corp. bank term loan FRN Ser. B2-A, 2.79s, 2014	106,679	103,784

Intelsat Corp. bank term loan FRN Ser. B2-B, 2.79s, 2014	106,646	103,751

Intelsat Corp. bank term loan FRN Ser. B2-C, 2.79s, 2014	106,646	103,751

National Bedding Co. bank term loan FRN 2.313s, 2011	183,750	176,974

Polypore, Inc. bank term loan FRN Ser. B, 2.26s, 2014	393,370	383,044

SunGard Data Systems, Inc. bank term loan FRN 2.006s, 2014	9,266	8,998

SunGard Data Systems, Inc. bank term loan FRN Ser. B, 4.034s, 2016	191,984	189,314

Total senior loans (cost $1,320,353)		$1,364,402

SHORT-TERM INVESTMENTS (43.5%)*	Principal amount/shares	Value

Putnam Money Market Liquidity Fund 0.16% [e]	380,897,461	$380,897,461

U.S. Treasury Bills for effective yields ranging from 0.23%
to 0.40%, November 18, 2010 # ##	$57,644,000	57,636,088

U.S. Treasury Bills for effective yields ranging from 0.23%
to 0.29%, March 10, 2011 # ##	29,118,000	29,103,150

U.S. Treasury Bills for an effective yield of 0.20%, June 2, 2011 ##	36,768,000	36,709,355

U.S. Treasury Bills for effective yields ranging from 0.22%
to 0.24%, July 28, 2011 # ##	48,231,000	48,139,265

U.S. Treasury Bills for effective yields ranging from 0.19%
to 0.24%, August 25, 2011 ##	57,425,000	57,309,863

SSgA Prime Money Market Fund 0.14% [i] P	15,542,000	15,542,000

Total short-term investments (cost $625,368,101)		$625,337,182

TOTAL INVESTMENTS

Total investments (cost $2,113,290,667)		$2,191,368,146

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds
FRN	Floating Rate Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds
IO	Interest Only
MTN	Medium Term Notes
MTNB	Medium Term Notes Class B
MTNE	Medium Term Notes Class E
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2009 through October 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $1,438,766,380.

† Non-income-producing security.

# These securities, in part or in entirety, were pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

## These securities, in part or in entirety, were pledged and segregated with the custodian for collateral on certain derivatives contracts at the close of the reporting period.

Δ Forward commitments, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

i Securities purchased with cash or securities received, that were pledged to the fund for collateral on certain derivatives contracts (Note 1).

P The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $1,240,768,829 to cover certain derivatives contracts.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The rates shown on FRB and FRN are the current interest rates at the close of the reporting period.

The dates shown on debt obligations are the original maturity dates.

IFB are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The interest rates shown are the current interest rates at the close of the reporting period.

FUTURES CONTRACTS OUTSTANDING at 10/31/10

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Bond 20 yr (Long)	2,800	$366,625,000	Dec-10	$(6,009,453)

U.S. Treasury Bond 30 yr (Long)	855	115,291,406	Dec-10	(6,615,883)

U.S. Treasury Note 2 yr (Long)	17	3,739,734	Dec-10	14,905

U.S. Treasury Note 5 yr (Long)	274	33,312,406	Dec-10	427,229

U.S. Treasury Note 10 yr (Long)	1,391	175,657,219	Dec-10	(401,611)

Total				$(12,584,813)

TBA SALE COMMITMENTS OUTSTANDING at 10/31/10 (proceeds receivable $57,817,813)

	Principal	Settlement
Agency	amount	date	Value

FNMA, 4s, October 1, 2040	$56,000,000	10/13/10	$57,789,374

Total			$57,789,374

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $121,227,292)

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	$153,193,000	Aug-11/4.7	$369,195

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.70%
versus the three month USD-LIBOR-BBA maturing
August 8, 2021.	153,193,000	Aug-11/4.7	23,133,675

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	2,109,852

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.55%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	15,331,000	Aug-11/4.55	50,899

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	23,047,000	Aug-11/4.475	87,118

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.475%
versus the three month USD-LIBOR-BBA maturing
August 19, 2021.	23,047,000	Aug-11/4.475	3,024,227

Option on an interest rate swap with Bank of America,
N.A. for the obligation to receive a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	72,092,340	Jan-12/4.72	493,833

Option on an interest rate swap with Bank of America,
N.A. for the obligation to pay a fixed rate of 4.72%
versus the three month USD-LIBOR-BBA maturing
January 19, 2022.	72,092,340	Jan-12/4.72	9,984,068

Option on an interest rate swap with Barclays Bank
PLC for the obligation to receive a fixed rate of 4.7375%
versus the three month USD-LIBOR-BBA maturing
March 9, 2021.	32,698,500	Mar-11/4.7375	6,213

Option on an interest rate swap with Barclays Bank PLC
for the obligation to pay a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	1,483,841

Option on an interest rate swap with Barclays Bank PLC
for the obligation to receive a fixed rate of 5.36% versus
the three month USD-LIBOR-BBA maturing
February 13, 2025.	12,614,480	Feb-15/5.36	421,828

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.5475%
versus the three month USD-LIBOR-BBA maturing
July 26, 2021.	22,504,000	Jul-11/4.5475	59,861

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.5475% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	22,504,000	Jul-11/4.5475	3,144,259

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $121,227,292) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with Citibank, N.A. for
the obligation to receive a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	$45,008,000	Jul-11/4.52	$125,572

Option on an interest rate swap with Citibank, N.A. for
the obligation to pay a fixed rate of 4.52% versus the
three month USD-LIBOR-BBA maturing July 26, 2021.	45,008,000	Jul-11/4.52	6,184,549

Option on an interest rate swap with Citibank, N.A.
for the obligation to pay a fixed rate of 4.49% versus
the three month USD-LIBOR-BBA maturing
August 17, 2021.	30,662,000	Aug-11/4.49	4,066,701

Option on an interest rate swap with Citibank, N.A.
for the obligation to receive a fixed rate of 4.49%
versus the three month USD-LIBOR-BBA maturing
August 17, 2021.	30,662,000	Aug-11/4.49	111,610

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.665% versus the three month USD-LIBOR-BBA
maturing March 8, 2021.	32,698,500	Mar-11/4.665	6,867

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	6,614,737

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.525% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.525	132,458

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.46	147,335

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.46% versus the three month USD-LIBOR-BBA
maturing July 26, 2021.	47,992,000	Jul-11/4.46	6,353,181

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	71,988,000	Jul-11/4.745	146,136

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.745% versus the three month USD-LIBOR-BBA
maturing July 27, 2021.	71,988,000	Jul-11/4.745	11,230,128

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.80% versus the three month USD-LIBOR-BBA
maturing January 17, 2022.	120,153,900	Jan-12/4.8	738,946

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.80%
versus the three month USD-LIBOR-BBA maturing
January 17, 2022.	120,153,900	Jan-12/4.8	17,421,114

WRITTEN OPTIONS OUTSTANDING at 10/31/10 (premiums received $121,227,292) cont.

	Contract	Expiration date/
	amount	strike price	Value

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	$17,335,500	May-12/5.51	$3,328,069

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.51% versus the three month USD-LIBOR-BBA
maturing May 14, 2022.	17,335,500	May-12/5.51	86,678

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 5.27% versus the three month USD-LIBOR-BBA
maturing February 12, 2025.	32,662,920	Feb-15/5.27	963,344

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 5.27%
versus the three month USD-LIBOR-BBA maturing
February 12, 2025.	32,662,920	Feb-15/5.27	3,672,945

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.04%
versus the three month USD-LIBOR-BBA maturing
September 11, 2025.	128,896,500	Sep-15/4.04	6,647,193

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.04% versus the three month USD-LIBOR-BBA
maturing September 11, 2025.	128,896,500	Sep-15/4.04	9,975,300

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	19,803,400	Jan-11/3.565	563,605

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 3.565% versus the three month USD-LIBOR-BBA
maturing January 25, 2041.	19,803,400	Jan-11/3.565	1,043,837

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of
4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	31,254,600	Aug-15/4.375	3,695,544

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.375% versus the three month USD-LIBOR-BBA
maturing August 10, 2045.	31,254,600	Aug-15/4.375	3,673,978

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to receive a fixed rate
of 4.46% versus the three month USD-LIBOR-BBA
maturing August 7, 2045.	31,254,600	Aug-15/4.46	3,470,823

Option on an interest rate swap with JPMorgan Chase
Bank, N.A. for the obligation to pay a fixed rate of 4.46%
versus the three month USD-LIBOR-BBA maturing
August 7, 2045.	31,254,600	Aug-15/4.46	3,907,763

Total			$138,677,282

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Bank of America, N.A.
$56,687,900	$(74,387)	11/1/12	3 month USD-
			LIBOR-BBA	0.58%	$15,180

296,609,800	(271,662)	7/23/20	3 month USD-
			LIBOR-BBA	2.96%	10,282,217

323,671,500	983,000	9/9/15	1.68%	3 month USD-
				LIBOR-BBA	(4,320,990)

Barclays Bank PLC
20,273,100 E	—	3/9/21	4.2375%	3 month USD-
				LIBOR-BBA	(2,531,097)

18,154,900	(415,293)	9/21/20	3 month USD-
			LIBOR-BBA	3.95%	1,734,371

28,270,700	742,106	9/28/20	4.02%	3 month USD-
				LIBOR-BBA	(2,761,530)

199,559,200	281,083	10/22/15	1.35%	3 month USD-
				LIBOR-BBA	896,248

58,270,000	649,333	10/28/30	3 month USD-
			LIBOR-BBA	3.38%	(112,861)

63,182,500	—	8/9/15	3 month USD-
			LIBOR-BBA	1.77%	1,445,997

20,170,000	—	8/27/15	3 month USD-
			LIBOR-BBA	1.6275%	298,848

22,880,000	—	8/27/40	3.21625%	3 month USD-
				LIBOR-BBA	1,744,122

62,900,000	—	9/1/15	1.72%	3 month USD-
				LIBOR-BBA	(1,193,441)

24,475,000	—	9/1/40	3 month USD-
			LIBOR-BBA	3.35%	(1,252,623)

26,539,600	—	10/29/20	3 month USD-
			LIBOR-BBA	2.76%	171,427

12,021,400	—	9/7/15	3 month USD-
			LIBOR-BBA	1.6525%	182,261

Citibank, N.A.
2,279,200	(721)	6/28/19	3 month USD-
			LIBOR-BBA	3.04%	129,452

31,591,300	—	8/9/20	3 month USD-
			LIBOR-BBA	2.89875%	855,084

385,097,200	—	9/24/12	3 month USD-
			LIBOR-BBA	0.6175%	1,101,068

84,434,500	—	9/24/20	3 month USD-
			LIBOR-BBA	2.5875%	(481,790)

209,983,300	30,621	10/14/14	1.05%	3 month USD-
				LIBOR-BBA	(101,942)

Credit Suisse International
113,842,400	(643,507)	2/22/40	4.58%	3 month USD-
				LIBOR-BBA	(21,437,030)

45,000,000	—	8/4/20	2.92%	3 month USD-
				LIBOR-BBA	(1,327,828)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

Credit Suisse International cont.
$37,800,000	$—	8/16/20	2.732%	3 month USD-
				LIBOR-BBA	$(424,755)

287,400,000	—	9/27/12	0.6125%	3 month USD-
				LIBOR-BBA	(780,903)

135,800,000	—	9/27/20	2.53875%	3 month USD-
				LIBOR-BBA	1,425,035

39,959,200	—	10/5/20	3 month USD-
			LIBOR-BBA	2.61125%	(187,092)

Deutsche Bank AG
304,469,000	(443,648)	7/27/14	1.51%	3 month USD-
				LIBOR-BBA	(7,748,686)

250,770,700	587,455	7/27/20	3 month USD-
			LIBOR-BBA	2.94%	8,942,283

226,000,000	—	3/30/21	3 month USD-
			LIBOR-BBA	3.125%	8,396,746

45,660,000	—	10/5/21	3 month USD-
			LIBOR-BBA	3.52057%	3,189,564

Goldman Sachs International
120,938,000	—	3/30/40	4.5375%	3 month USD-
				LIBOR-BBA	(20,641,706)

90,739,700	—	7/20/40	3 month USD-
			LIBOR-BBA	3.7275%	2,305,819

21,086,900	—	7/23/40	3.7125%	3 month USD-
				LIBOR-BBA	(469,820)

57,187,900	—	8/12/15	3 month USD-
			LIBOR-BBA	1.665%	1,006,431

17,091,300	—	8/12/40	3.68%	3 month USD-
				LIBOR-BBA	(223,904)

JPMorgan Chase Bank, N.A.
20,273,100 E	—	3/8/21	4.165%	3 month USD-
				LIBOR-BBA	(2,401,754)

6,562,900	(153,572)	9/20/20	3 month USD-
			LIBOR-BBA	3.995%	650,711

4,375,200	(101,942)	9/20/20	3 month USD-
			LIBOR-BBA	3.965%	422,319

76,318,900	3,487,774	10/14/20	4.02%	3 month USD-
				LIBOR-BBA	(5,831,817)

90,739,700	—	7/20/40	3 month USD-
			LIBOR-BBA	3.7225%	2,219,251

66,401,300	—	7/22/12	3 month USD-
			LIBOR-BBA	0.8075%	545,852

5,990,300	—	7/22/40	3.75%	3 month USD-
				LIBOR-BBA	(176,788)

67,000,000	—	8/5/20	2.866%	3 month USD-
				LIBOR-BBA	(1,641,767)

88,547,700	—	8/12/15	1.7325%	3 month USD-
				LIBOR-BBA	(1,851,249)

INTEREST RATE SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

	Upfront		Payments	Payments	Unrealized
Swap counterparty /	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

JPMorgan Chase Bank, N.A. cont.
$7,000,000	$—	8/16/20	2.732%	3 month USD-
				LIBOR-BBA	$(78,658)

34,350,600	—	10/25/40	3 month USD-
			LIBOR-BBA	3.5275%	(773,856)

39,700,000	—	10/28/20	3 month USD-
			LIBOR-BBA	2.72175%	117,304

74,445,300	—	10/5/12	0.62125%	3 month USD-
				LIBOR-BBA	(187,250)

278,053,300	553,998	7/16/15	2.14%	3 month USD-
				LIBOR-BBA	(11,666,237)

154,862,700	581,939	7/16/40	3.88%	3 month USD-
				LIBOR-BBA	(7,923,779)

8,209,700	(290,623)	10/20/40	3 month USD-
			LIBOR-BBA	3.7575%	(114,839)

514,638,700	—	7/20/12	3 month USD-
			LIBOR-BBA	0.84%	4,570,153

Total					$(45,998,249)

E See Note 1 to the financial statements regarding extended effective dates.

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC
$45,460,765	1/12/38	(6.50%) 1 month	Synthetic TRS	$(574,093)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

29,640,866	1/12/38	(6.50%) 1 month	Synthetic TRS	(374,314)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

9,220,881	1/12/39	5.50% (1 month	Synthetic TRS	127,464
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

4,437,440	1/12/38	(6.50%) 1 month	Synthetic TRS	(56,037)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

11,844,139	1/12/39	5.50% (1 month	Synthetic TRS	163,727
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

12,114,462	1/12/38	(6.50%) 1 month	Synthetic TRS	(152,985)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$17,056,796	1/12/38	6.50% (1 month	Synthetic TRS	$215,398
		USD-LIBOR)	Index 6.50%
			30 year Fannie Mae
			pools

14,743,759	1/12/39	5.50% (1 month	Synthetic TRS	203,810
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

15,064,247	1/12/38	(6.50%) 1 month	Synthetic TRS	(190,236)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

19,144,186	1/12/39	5.50% (1 month	Synthetic TRS	264,639
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

19,583,145	1/12/38	(6.50%) 1 month	Synthetic TRS	(247,302)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

21,015,619	1/12/38	(6.50%) 1 month	Synthetic TRS	(265,392)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

20,380,692	1/12/39	5.50% (1 month	Synthetic TRS	281,732
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

20,380,692	1/12/39	5.50% (1 month	Synthetic TRS	281,732
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

21,015,619	1/12/38	(6.50%) 1 month	Synthetic TRS	(265,392)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

Goldman Sachs International
24,233,875	1/12/39	5.50% (1 month	Synthetic TRS	334,996
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

55,404,249	1/12/39	5.50% (1 month	Synthetic TRS	765,878
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 10/31/10 cont.

		Fixed payments	Total return	Unrealized
Swap counterparty /	Termination	received (paid) by	received by	appreciation/
Notional amount	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$56,893,526	1/12/38	(6.50%) 1 month	Synthetic TRS	$(718,469)
		USD-LIBOR	Index 6.50%
			30 year Fannie Mae
			pools

28,933,695	1/12/39	5.50% (1 month	Synthetic TRS	399,960
		USD-LIBOR)	Index 5.50%
			30 year Fannie Mae
			pools

Total				$195,116

CREDIT DEFAULT CONTRACTS OUTSTANDING at 10/31/10

		Upfront			Fixed payments
		premium		Termi-	received	Unrealized
Swap counterparty /		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International
General Electric
Capital Corp.,
5 5/8%, 9/15/17	Aa2	$—	$3,610,000	12/20/13	530 bp	$466,606

Deutsche Bank AG
General Electric
Capital Corp., 6%,
6/15/12	Aa2	—	3,150,000	9/20/13	109 bp	(7,258)

Total						$459,348

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at October 31, 2010.

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Asset-backed securities	$—	$94,882,122	$—

Corporate bonds and notes	—	305,159,893	—

Mortgage-backed securities	—	592,739,191	—

Municipal bonds and notes	—	5,103,590	—

Purchased options outstanding	—	28,480,122	—

Senior loans	—	1,364,402	—

U.S. Government and agency mortgage obligations	—	530,077,446	—

U.S. Treasury obligations	—	8,224,198	—

Short-term investments	396,439,461	228,897,721	—

Totals by level	$396,439,461	$1,794,928,685	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Futures contracts	$(12,584,813)	$—	$—

Written options	—	(138,677,282)	—

TBA sale commitments	—	(57,789,374)	—

Interest rate swap contracts	—	(51,500,203)	—

Total return swap contracts	—	195,116	—

Credit default contracts	—	459,348	—

Totals by level	$(12,584,813)	$(247,312,395)	$—

At the start and/or close of the reporting period, Level 3 investments in securities and other financial instruments were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 10/31/10

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,732,393,206)	$1,810,470,685
Affiliated issuers (identified cost $380,897,461) (Note 6)	380,897,461

Cash	2,307,909

Interest and other receivables	11,256,833

Receivable for shares of the fund sold	8,789,621

Receivable for investments sold	12,820,326

Receivable for sales of delayed delivery securities (Note 1)	58,052,167

Unrealized appreciation on swap contracts (Note 1)	56,153,685

Receivable for variation margin (Note 1)	1,671,712

Premium paid on swap contracts (Note 1)	2,395,355

Total assets	2,344,815,754

LIABILITIES

Payable for investments purchased	16,526,708

Payable for purchases of delayed delivery securities (Note 1)	520,597,403

Payable for shares of the fund repurchased	37,644,963

Payable for compensation of Manager (Note 2)	507,553

Payable for investor servicing fees (Note 2)	175,956

Payable for custodian fees (Note 2)	25,369

Payable for Trustee compensation and expenses (Note 2)	267,987

Payable for administrative services (Note 2)	6,158

Payable for distribution fees (Note 2)	458,955

Written options outstanding, at value (premiums received $121,227,292) (Notes 1 and 3)	138,677,282

Premium received on swap contracts (Note 1)	7,897,309

Unrealized depreciation on swap contracts (Note 1)	101,497,470

TBA sale commitments, at value (proceeds receivable $57,817,813) (Note 1)	57,789,374

Collateral on certain derivative contracts, at value (Note 1)	23,766,198

Other accrued expenses	210,689

Total liabilities	906,049,374

Net assets	$1,438,766,380

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,608,768,880

Undistributed net investment income (Note 1)	12,941,430

Accumulated net realized loss on investments (Note 1)	(185,671,260)

Net unrealized appreciation of investments	2,727,330

Total — Representing net assets applicable to capital shares outstanding	$1,438,766,380

(Continued on next page)

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($855,658,896 divided by 124,782,162 shares)	$6.86

Offering price per class A share (100/96.00 of $6.86)*	$7.15

Net asset value and offering price per class B share ($43,205,386 divided by 6,350,567 shares)**	$6.80

Net asset value and offering price per class C share ($167,236,862 divided by 24,527,482 shares)**	$6.82

Net asset value and redemption price per class M share ($222,916,189 divided by 33,092,942 shares)	$6.74

Offering price per class M share (100/96.75 of $6.74)***	$6.97

Net asset value, offering price and redemption price per class R share
($4,067,959 divided by 595,770 shares)	$6.83

Net asset value, offering price and redemption price per class Y share
($145,681,088 divided by 21,032,072 shares)	$6.93

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 10/31/10

INVESTMENT INCOME

Interest (including interest income of $591,633 from investments in affiliated issuers) (Note 6)	$91,149,703

Total investment income	91,149,703

EXPENSES

Compensation of Manager (Note 2)	5,558,769

Investor servicing fees (Note 2)	1,945,628

Custodian fees (Note 2)	55,380

Trustee compensation and expenses (Note 2)	90,121

Administrative services (Note 2)	59,115

Distribution fees — Class A (Note 2)	1,943,996

Distribution fees — Class B (Note 2)	424,288

Distribution fees — Class C (Note 2)	921,951

Distribution fees — Class M (Note 2)	1,015,901

Distribution fees — Class R (Note 2)	15,225

Other	694,029

Fees waived and reimbursed by Manager (Note 2)	(342,302)

Total expenses	12,382,101

Expense reduction (Note 2)	(6,123)

Interest expense (Note 2)	(2,327,838)

Net expenses	10,048,140

Net investment income	81,101,563

Net realized gain on investments (Notes 1 and 3)	46,577,278

Net realized loss on swap contracts (Note 1)	(64,325,137)

Net realized gain on futures contracts (Note 1)	78,914,885

Net realized gain on written options (Notes 1 and 3)	30,168,820

Net unrealized depreciation of investments, futures contracts, swap contracts, written options, receivable purchase agreement and TBA sale commitments
during the year	(39,152,094)

Net gain on investments	52,183,752

Net increase in net assets resulting from operations	$133,285,315

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 10/31/10	Year ended 10/31/09

Operations:
Net investment income	$81,101,563	$51,679,467

Net realized gain (loss) on investments	91,335,846	(195,590,584)

Net unrealized appreciation (depreciation) of investments	(39,152,094)	341,106,027

Net increase in net assets resulting from operations	133,285,315	197,194,910

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(55,288,486)	(43,422,739)

Class B	(2,697,878)	(3,562,131)

Class C	(5,961,106)	(1,755,323)

Class M	(14,351,841)	(14,019,078)

Class R	(212,836)	(143,763)

Class Y	(12,027,573)	(19,479,382)

Increase in capital from settlement payments	41,451	—

Redemption fees (Note 1)	4,817	4,345

Increase (decrease) from capital share transactions (Note 4)	216,063,105	(505,166,663)

Total increase (decrease) in net assets	258,854,968	(390,349,824)

NET ASSETS

Beginning of year	1,179,911,412	1,570,261,236

End of year (including undistributed net investment
income and distributions in excess of net investment
income of $12,941,430 and $1,423,952, respectively)	$1,438,766,380	$1,179,911,412

The accompanying notes are an integral part of these financial statements.

This page left blank intentionally.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

													Ratio
													of expenses
													to average	Ratio
	Net asset		Net realized									Ratio	net assets,	of net investment
	value,		and unrealized	Total from	From			Non-recurring		Total return	Net assets,	of expenses	excluding	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	reimburse-	Net asset value,	at net asset	end of period	to average	interest expense	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees [b]	ments	end of period	value (%) [c]	(in thousands)	net assets (%) [d,e]	(%) [d,e]	net assets (%) [d]	turnover (%) [f]

Class A
October 31, 2010	$6.61	.43	.31	.74	(.49)	(.49)	—	— [g]	$6.86	11.45	$855,659	.88 [h]	.88 [h]	6.38	112.21
October 31, 2009	5.35	.29	1.44	1.73	(.47)	(.47)	—	—	6.61	34.44	667,144	1.68 [i]	.96	5.12	331.48
October 31, 2008	6.77	.38	(1.34)	(.96)	(.46)	(.46)	—	—	5.35	(15.13)	537,220.99		.99	5.91	200.36
October 31, 2007	6.74	.31	.04	.35	(.32)	(.32)	—	—	6.77	5.35	768,016.98		.98	4.67	322.90
October 31, 2006	6.73	.27 [j]	.03	.30	(.29)	(.29)	—	—	6.74	4.53	791,970	.95 [j]	.95 [j]	4.07 [j]	238.67

Class B
October 31, 2010	$6.56	.39	.28	.67	(.43)	(.43)	—	— [g]	$6.80	10.54	$43,205	1.63 [h]	1.63 [h]	5.82	112.21
October 31, 2009	5.32	.24	1.43	1.67	(.43)	(.43)	—	—	6.56	33.21	45,772	2.43 [i]	1.71	4.31	331.48
October 31, 2008	6.72	.34	(1.33)	(.99)	(.41)	(.41)	—	—	5.32	(15.58)	57,171	1.74	1.74	5.22	200.36
October 31, 2007	6.70	.26	.03	.29	(.27)	(.27)	—	—	6.72	4.43	110,495	1.73	1.73	3.96	322.90
October 31, 2006	6.68	.22 [j]	.04	.26	(.24)	(.24)	—	—	6.70	3.92	154,775	1.70 [j]	1.70 [j]	3.37 [j]	238.67

Class C
October 31, 2010	$6.58	.35	.33	.68	(.44)	(.44)	—	— [g]	$6.82	10.57	$167,237	1.63 [h]	1.63 [h]	5.08	112.21
October 31, 2009	5.33	.26	1.42	1.68	(.43)	(.43)	—	—	6.58	33.40	43,310	2.43 [i]	1.71	4.45	331.48
October 31, 2008	6.74	.33	(1.33)	(1.00)	(.41)	(.41)	—	—	5.33	(15.67)	16,414	1.74	1.74	5.16	200.36
October 31, 2007	6.72	.26	.03	.29	(.27)	(.27)	—	—	6.74	4.41	20,396	1.73	1.73	3.93	322.90
October 31, 2006	6.70	.22 [j]	.04	.26	(.24)	(.24)	—	—	6.72	3.92	21,736	1.70 [j]	1.70 [j]	3.33 [j]	238.67

Class M
October 31, 2010	$6.50	.42	.29	.71	(.47)	(.47)	—	— [g]	$6.74	11.28	$222,916	1.13 [h]	1.13 [h]	6.23	112.21
October 31, 2009	5.28	.27	1.41	1.68	(.46)	(.46)	—	—	6.50	33.82	194,199	1.93 [i]	1.21	4.83	331.48
October 31, 2008	6.68	.36	(1.31)	(.95)	(.45)	(.45)	—	—	5.28	(15.19)	167,743	1.24	1.24	5.67	200.36
October 31, 2007	6.67	.30	.02	.32	(.31)	(.31)	—	—	6.68	4.86	253,457	1.23	1.23	4.45	322.90
October 31, 2006	6.66	.25 [j]	.03	.28	(.27)	(.27)	—	—	6.67	4.38	331,997	1.20 [j]	1.20 [j]	3.85 [j]	238.67

Class R
October 31, 2010	$6.59	.40	.31	.71	(.47)	(.47)	—	— [g]	$6.83	11.10	$4,068	1.13 [h]	1.13 [h]	5.91	112.21
October 31, 2009	5.34	.27	1.44	1.71	(.46)	(.46)	—	—	6.59	34.02	2,353	1.93 [i]	1.21	4.85	331.48
October 31, 2008	6.76	.36	(1.33)	(.97)	(.45)	(.45)	—	—	5.34	(15.30)	1,448	1.24	1.24	5.54	200.36
October 31, 2007	6.74	.30	.03	.33	(.31)	(.31)	—	—	6.76	4.98	1,062	1.23	1.23	4.38	322.90
October 31, 2006	6.72	.25 [j]	.04	.29	(.27)	(.27)	—	—	6.74	4.50	755	1.20 [j]	1.20 [j]	3.70 [j]	238.67

Class Y
October 31, 2010	$6.67	.46	.30	.76	(.50)	(.50)	—	— [g]	$6.93	11.73	$145,681	.63 [h]	.63 [h]	6.74	112.21
October 31, 2009	5.40	.32	1.43	1.75	(.48)	(.48)	—	—	6.67	34.59	227,134	1.43 [i]	.71	5.87	331.48
October 31, 2008	6.82	.40	(1.35)	(.95)	(.47)	(.47)	—	—	5.40	(14.85)	790,264.74		.74	6.14	200.36
October 31, 2007	6.79	.33	.04	.37	(.34)	(.34)	—	—	6.82	5.54	1,126,527.73		.73	4.93	322.90
October 31, 2006	6.77	.29 [j]	.03	.32	(.30)	(.30)	—	—	6.79	4.89	1,193,654	.70 [j]	.70 [j]	4.30 [j]	238.67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

60	61

Financial highlights (Continued)

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to October 31, 2009, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2010	0.03%

October 31, 2009	0.19

October 31, 2008	0.09

October 31, 2007	0.08

October 31, 2006	0.05

e Includes amounts paid through expense offset arrangements (Note 2).

f Portfolio turnover excludes dollar roll transactions.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Prudential Securities, Inc., which amounted to less than $0.01 per share outstanding as of March 30, 2010.

h Excludes the impact of a current period revision to interest expense related to the resolution of certain terminated derivatives contracts, which amounted to 0.18% of average net assets as of October 31, 2010 (Note 2).

i Includes interest accrued in connection with certain terminated derivatives contracts, which amounted to 0.72% of average net assets as of October 31, 2009.

j Reflects a non-recurring reimbursement to the fund from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to less than $0.01 per share and 0.03% of average net assets for the period ended October 31, 2006.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements 10/31/10

Note 1: Significant accounting policies

Putnam Income Fund (the fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks high current income consistent with what Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC, believes to be prudent risk. The fund invests in a portfolio of debt securities, both government and corporate obligations, and may invest in preferred stocks and common stocks. The fund may invest a significant portion of their assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

Prior to August 2, 2010, a 1.00% redemption fee applied to certain shares that were redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee was accounted for as an addition to paid-in-capital. Effective August 2, 2010, this redemption fee no longer applies to shares redeemed.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from November 1, 2009 through October 31, 2010.

A) Security valuation Market quotations are not considered to be readily available for certain debt obligations; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which considers such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

E) Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

F) Futures contracts The fund uses futures contracts to gain exposure to interest rates. The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately 4,000 on futures contracts for the reporting period.

G) Options contracts The fund uses options contracts to hedge duration, convexity and prepayment risk and hedge against changes in values of securities it owns, owned or expects to own. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average contract amount of approximately $620,700,000 on purchased options contracts for the reporting period. See Note 3 for the volume of written options contracts activity for the reporting period.

H) Total return swap contracts The fund enters into total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount to hedge sector exposure and to manage exposure to specific sectors or industries. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $165,300,000 on total return swap contracts for the reporting period.

I) Interest rate swap contracts The fund enters into interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk and to gain exposure on interest rates. An interest rate swap can be purchased or sold with an upfront premium. An upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities. Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $7,070,000,000 on interest rate swap contracts for the reporting period.

J) Credit default contracts The fund enters into credit default contracts to hedge credit risk and to gain exposure on individual names and/or baskets of securities. In a credit default contract, the protection buyer typically makes an up front payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. An upfront payment received by the fund, as the protection seller, is recorded as a liability on the fund’s books. An upfront payment made by the fund, as the protection buyer, is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund are recorded as realized gains or losses. The credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount of the relevant credit default contract. Credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio. The fund had an average notional amount of approximately $20,200,000 on credit default swap contracts for the reporting period.

K) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $178,863,869 on derivative contracts subject to the Master Agreements. Collateral posted by the fund totaled $172,550,284.

L) TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

M) TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

N) Dollar rolls To enhance returns, the fund may enter into dollar rolls (principally using TBAs) in which the fund sells securities for delivery in the current month and simultaneously contracts to purchase similar securities on a specified future date. During the period between the sale and subsequent purchase, the fund will not be entitled to receive income and principal payments on the securities sold. The fund will, however, retain the difference between the initial sales price and the forward price for the future purchase. The fund will also be able to earn interest on the cash proceeds that are received from the initial sale on settlement date. The fund may be exposed to market or credit risk if the price of the security changes unfavorably or the counterparty fails to perform under the terms of the agreement.

O) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an inter-fund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

P) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Q) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At October 31, 2010, the fund had a capital loss carryover of $169,472,283 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover	Expiration

$106,160,784	October 31, 2016

63,311,499	October 31, 2017

R) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of unrealized gains and losses on certain futures contracts, income on swap contracts and interest only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $23,803,539 to increase undistributed net investment income and $41,452 to decrease paid-in-capital, with a increase to accumulated net realized losses of $23,762,087.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$89,807,543
Unrealized depreciation	(40,513,854)

Net unrealized appreciation	49,293,689
Undistributed ordinary income	13,871,590
Capital loss carryforward	(169,472,283)
Cost for federal income tax purposes	$2,142,074,457

Note 2: Management fee, administrative services and other transactions

Effective January 1, 2010, the fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.550% of the first $5 billion, 0.500% of the next $5 billion, 0.450% of the next $10 billion, 0.400% of the next $10 billion, 0.350% of the next $50 billion, 0.330% of the next $50 billion, 0.320% of the next $100 billion and 0.315% of any excess thereafter.

Prior to January 1, 2010, the fund paid Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee was based on the following annual rates: 0.650% of the first $500 million of average net assets, 0.550% of the next $500 million, 0.500% of the next $500 million, 0.450% of the next $5 billion, 0.425% of the next $5 billion, 0.405% of the next $5 billion, 0.390% of the next $5 billion, and 0.380% of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Management had also contractually agreed, through July 31, 2010, to limit the management fee for the fund to an annual rate of 0.412% of the fund’s average net assets. During the reporting period, the fund’s expenses were reduced by $342,302 as a result of this limit.

Effective February 28, 2010, Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

On September 15, 2008, the fund terminated its outstanding derivatives contracts with Lehman Brothers Special Financing, Inc. (LBSF) in connection with the bankruptcy filing of LBSF’s parent company, Lehman Brothers Holdings, Inc. On September 26, 2008, the fund entered into receivable purchase agreements (Agreements) with other registered investment companies (each a Seller) managed by Putnam Management. Under the Agreements, the Sellers sold to the fund the right to receive, in the aggregate, $2,948,825 in net payments from LBSF in connection with certain terminated derivatives transactions (the Receivable), in exchange for an initial payment plus (or minus) additional amounts based on the fund’s ultimate realized gain (or loss) with respect to the Receivable. The Receivable offset against the fund’s net payable to LBSF. The fund paid $916,583 (exclusive of the initial payment) to the Sellers in accordance with the terms of the Agreements and the fund paid $177,266,195, including interest, to LBSF in complete satisfaction of the fund’s obligations under the terminated contracts.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.375% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $6,123 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,069, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $451,489 and $167,203 from the sale of class A and class M shares, respectively, and received $28,870 and $26,584 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $342 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than U.S. government securities and short-term investments aggregated $1,163,204,961 and $1,060,915,368, respectively. Purchases and proceeds from sales of long-term U.S. government securities aggregated $3,983,750 and $3,981,250, respectively.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at the
beginning of the reporting period	$2,090,434,800	$113,219,637

Options opened	1,086,494,080	65,700,460
Options exercised	(559,572,600)	(26,056,256)
Options expired	(637,298,600)	(28,912,687)
Options closed	(67,090,200)	(2,723,862)

Written options outstanding at the
end of the reporting period	$1,912,967,480	$121,227,292

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 10/31/10		Year ended 10/31/09

Class A	Shares	Amount	Shares	Amount

Shares sold	52,072,574	$355,055,909	32,625,729	$187,096,754

Shares issued in connection with
reinvestment of distributions	6,943,802	47,126,038	6,713,193	37,197,174

	59,016,376	402,181,947	39,338,922	224,293,928

Shares repurchased	(35,183,365)	(240,031,282)	(38,726,811)	(207,445,695)

Net increase	23,833,011	$162,150,665	612,111	$16,848,233

	Year ended 10/31/10		Year ended 10/31/09

Class B	Shares	Amount	Shares	Amount

Shares sold	2,596,867	$17,589,257	1,427,892	$7,867,213

Shares issued in connection with
reinvestment of distributions	347,433	2,336,846	586,261	3,175,208

	2,944,300	19,926,103	2,014,153	11,042,421

Shares repurchased	(3,570,653)	(24,061,002)	(5,787,688)	(31,241,436)

Net decrease	(626,353)	$(4,134,899)	(3,773,535)	$(20,199,015)

	Year ended 10/31/10		Year ended 10/31/09

Class C	Shares	Amount	Shares	Amount

Shares sold	19,617,803	$133,332,927	4,531,494	$26,343,431

Shares issued in connection with
reinvestment of distributions	558,516	3,783,588	228,108	1,283,414

	20,176,319	137,116,515	4,759,602	27,626,845

Shares repurchased	(2,234,359)	(15,121,551)	(1,252,746)	(6,760,233)

Net increase	17,941,960	$121,994,964	3,506,856	$20,866,612

	Year ended 10/31/10		Year ended 10/31/09

Class M	Shares	Amount	Shares	Amount

Shares sold	9,433,356	$63,396,961	2,227,301	$12,389,909

Shares issued in connection with
reinvestment of distributions	121,762	812,575	101,022	554,587

	9,555,118	64,209,536	2,328,323	12,944,496

Shares repurchased	(6,321,085)	(42,296,772)	(4,240,822)	(23,288,316)

Net increase (decrease)	3,234,033	$21,912,764	(1,912,499)	$(10,343,820)

	Year ended 10/31/10		Year ended 10/31/09

Class R	Shares	Amount	Shares	Amount

Shares sold	372,599	$2,533,362	151,380	$846,182

Shares issued in connection with
reinvestment of distributions	27,304	184,731	24,279	134,827

	399,903	2,718,093	175,659	981,009

Shares repurchased	(161,434)	(1,090,419)	(89,506)	(506,830)

Net increase	238,469	$1,627,674	86,153	$474,179

	Year ended 10/31/10		Year ended 10/31/09

Class Y	Shares	Amount	Shares	Amount

Shares sold	32,275,242	$222,582,968	24,922,212	$140,437,889

Shares issued in connection with
reinvestment of distributions	1,214,368	8,308,414	3,525,189	19,057,975

	33,489,610	230,891,382	28,447,401	159,495,864

Shares repurchased	(46,513,935)	(318,379,445)	(36,806,873)	(195,273,620)

Redemption in kind	—	—	(103,929,215)	(477,035,096)

Net decrease	(13,024,325)	$(87,488,063)	(112,288,687)	$(512,812,852)

Note 5: Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Credit contracts	Receivables	$466,606	Payables	$7,258

Investments, Receivables,
	Net assets —		Payables, Net assets —
Interest rate	Unrealized appreciation/		Unrealized appreciation/
contracts	(depreciation)	84,934,158*	(depreciation)	259,021,218*

Total		$85,400,764		$259,028,476

* Includes cumulative appreciation/depreciation of futures contracts as reported in The fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(708,879)	$(708,879)

Interest rate contracts	9,480,089	78,914,885	(63,616,258)	$24,778,716

Total	$9,480,089	$78,914,885	$(64,325,137)	$24,069,837

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total

Credit contracts	$—	$—	$(710,173)	$(710,173)

Interest rate contracts	(21,684,889)	(15,462,636)	(28,466,690)	(65,614,215)

Total	$(21,684,889)	$(15,462,636)	$(29,176,863)	$(66,324,388)

Note 6: Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $591,633 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $1,305,354,310 and $1,160,769,195, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 9: Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

Federal tax information (Unaudited)

For the tax year ended October 31, 2010, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $77,675,849 of distributions paid as qualifying to be taxed as interest-related dividends.

The Form 1099 that will be mailed to you in January 2011 will show the tax status of all distributions paid to your account in calendar 2010.

Shareholder meeting results (Unaudited)

November 19, 2009 meeting

At the meeting, each of the nominees for Trustee was elected, as follows:

	Votes for	Votes withheld

Ravi Akhoury	115,986,609	2,330,142

Jameson A. Baxter	116,034,561	2,282,190

Charles B. Curtis	116,008,737	2,308,014

Robert J. Darretta	116,010,718	2,306,033

Myra R. Drucker	116,052,202	2,264,549

John A. Hill	116,022,704	2,294,047

Paul L. Joskow	116,091,393	2,225,358

Elizabeth T. Kennan*	115,931,655	2,385,096

Kenneth R. Leibler	116,059,450	2,257,301

Robert E. Patterson	115,991,593	2,325,158

George Putnam, III	115,966,342	2,350,409

Robert L. Reynolds	116,083,267	2,233,484

W. Thomas Stephens	116,082,147	2,234,604

Richard B. Worley	116,061,669	2,255,082

* Dr. Kennan retired from the Board of Trustees of the Putnam funds effective June 30, 2010.

A proposal to approve a new management contract between the fund and Putnam Management was approved as follows:

Votes	Votes		Broker
for	against	Abstentions	non-votes

87,532,037	1,276,231	1,950,066	27,558,417

All tabulations are rounded to the nearest whole number.

About the Trustees

Independent Trustees
Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of	Jacob Ballas Capital
Born 1947	American India Foundation and of the Rubin Museum.	India, a non-banking
Trustee since 2009	From 1992 to 2007, was Chairman and CEO of MacKay	finance company
	Shields, a multi-product investment management firm	focused on private
	with over $40 billion in assets under management.	equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation,	SM Energy Company,
Born 1955	a strategic consultant to domestic energy firms and direct	a publicly held energy
Trustee since 2010	investor in energy assets. Trustee, and Co-Chair of the	company focused on
	Finance Committee, of Mount Holyoke College. Former	natural gas and crude
	Chair and current board member of Girls Incorporated of	oil in the United States;
	Metro Denver. Member of the Finance Committee, The	UniSource Energy
	Children’s Hospital of Denver.	Corporation, a publicly
held provider of natural
gas and electric service
across Arizona; Cody
Resources Management,
LLP, a privately held
energy, ranching, and
commercial real estate
company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment	ASHTA Chemicals, Inc.
Born 1943	firm. Chairman of Mutual Fund Directors Forum.
Trustee since 1994 and	Chairman Emeritus of the Board of Trustees of Mount
Vice Chairman since 2005	Holyoke College.

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a	Edison International;
Born 1940	private foundation dealing with national security issues.	Southern California
Trustee since 2001	Senior Advisor to the United Nations Foundation. Senior	Edison
Advisor to the Center for Strategic and International
Studies. Member of the Council on Foreign Relations and
the National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private	United-Health
Born 1946	equity firm. Until April 2007, was Vice Chairman of the	Group, a diversified
Trustee since 2007	Board of Directors of Johnson & Johnson. Served as	health-care company
Johnson & Johnson’s Chief Financial Officer for a decade.

Myra R. Drucker	Vice Chair of the Board of Trustees of Sarah Lawrence	Grantham, Mayo,
Born 1948	College, and a member of the Investment Committee of	Van Otterloo & Co.,
Trustee since 2004	the Kresge Foundation, a charitable trust. Advisor to the	LLC, an investment
	Employee Benefits Investment Committee of The Boeing	management company
Company. Retired in 2009 as Chair of the Board of Trustees
of Commonfund, a not-for-profit firm that manages assets
for educational endowments and foundations. Until July
2010, Advisor to RCM Capital Management and member of
the Board of Interactive Data Corporation.

John A. Hill	Founder and Vice-Chairman of First Reserve	Devon Energy
Born 1942	Corporation, the leading private equity buyout firm	Corporation, a leading
Trustee since 1985 and	focused on the worldwide energy industry. Serves as a	independent natural gas
Chairman since 2000	Trustee and Chairman of the Board of Trustees of Sarah	and oil exploration and
	Lawrence College. Also a member of the Advisory Board	production company
of the Millstein Center for Corporate Governance and
Performance at the Yale School of Management.

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Paul L. Joskow	Economist and President of the Alfred P. Sloan	TransCanada
Born 1947	Foundation, a philanthropic institution focused primarily	Corporation, an energy
Trustee since 1997	on research and education on issues related to science,	company focused on
	technology, and economic performance. Elizabeth and	natural gas transmission
	James Killian Professor of Economics and Management,	and power services;
	Emeritus at the Massachusetts Institute of Technology	Exelon Corporation, an
	(MIT). Prior to 2007, served as the Director of the Center	energy company focused
	for Energy and Environmental Policy Research at MIT.	on power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options	Northeast Utilities,
Born 1949	Exchange, an electronic marketplace for the trading	which operates New
Trustee since 2006	of derivative securities. Vice Chairman of the Board of	England’s largest energy
	Trustees of Beth Israel Deaconess Hospital in Boston,	delivery system
Massachusetts. Until November 2010, director of Ruder
Finn Group, a global communications and advertising firm.

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman	None
Born 1945	of Cabot Properties, Inc., a private equity firm investing in
Trustee since 1984	commercial real estate. Past Chairman and Trustee of the
Joslin Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher	None
Born 1951	of financial advisory and other research services, and
Trustee since 1984	founder and President of New Generation Advisors, LLC,
a registered investment advisor to private funds.
Director of The Boston Family Office, LLC, a registered
investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise	TransCanada
Born 1942	Cascade, LLC, a paper, forest products, and timberland	Corporation, an energy
Trustee from 1997 to 2008	assets company, in December 2008.	company focused on
and since 2009		natural gas transmission
and power services

Richard B. Worley	Managing Partner of Permit Capital LLC, an investment	Neuberger Berman,
Born 1945	management firm. Serves as a Trustee of the University of	an investment
Trustee since 2004	Pennsylvania Medical Center, the Robert Wood Johnson	management firm
Foundation, a philanthropic organization devoted to
health-care issues, and the National Constitution Center.
Also serves as a Director of the Colonial Williamsburg
Foundation, a historical preservation organization, and as
Chairman of the Philadelphia Orchestra Association.

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam	None
Born 1952	Investments since 2008. Prior to joining Putnam
Trustee since 2008 and	Investments, served as Vice Chairman and Chief
President of the Putnam	Operating Officer of Fidelity Investments from
Funds since July 2009	2000 to 2007.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of October 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive	Vice President and Chief Legal Officer
Officer, Treasurer and Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments
Senior Vice President and Treasurer,	and Putnam Management
The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and
Senior Managing Director, Putnam Investments	Putnam Management
and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal	Since 1993
Accounting Officer	Vice President, Clerk and Assistant Treasurer,
Since 2007	The Putnam Funds
Managing Director, Putnam Investments and
Putnam Management	Michael Higgins (Born 1976)
Vice President, Senior Associate Treasurer and
Beth S. Mazor (Born 1958)	Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–
Managing Director, Putnam Investments and	2010); Senior Financial Analyst, Old Mutual Asset
Putnam Management	Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk,
Managing Director, Putnam Investments,	Assistant Treasurer and Proxy Manager
Putnam Management and Putnam	Since 2000
Retail Management	Vice President, Assistant Clerk,
Assistant Treasurer and Proxy Manager,
Mark C. Trenchard (Born 1962)	The Putnam Funds
Vice President and BSA Compliance Officer
Since 2002	Susan G. Malloy (Born 1957)
Managing Director, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Myra R. Drucker	Mark C. Trenchard
Putnam Investment	Paul L. Joskow	Vice President and
Management, LLC	Kenneth R. Leibler	BSA Compliance Officer
One Post Office Square	Robert E. Patterson
Boston, MA 02109	George Putnam, III	Francis J. McNamara, III
	Robert L. Reynolds	Vice President and
Investment Sub-Manager	W. Thomas Stephens	Chief Legal Officer
Putnam Investments Limited	Richard B. Worley
57–59 St James’s Street		James P. Pappas
London, England SW1A 1LD	Officers	Vice President
Robert L. Reynolds
Marketing Services	President	Judith Cohen
Putnam Retail Management		Vice President, Clerk and
One Post Office Square	Jonathan S. Horwitz	Assistant Treasurer
Boston, MA 02109	Executive Vice President,
	Principal Executive	Michael Higgins
Custodian	Officer, Treasurer and	Vice President, Senior Associate
State Street Bank	Compliance Liaison	Treasurer and Assistant Clerk
and Trust Company
	Steven D. Krichmar	Nancy E. Florek
Legal Counsel	Vice President and	Vice President, Assistant Clerk,
Ropes & Gray LLP	Principal Financial Officer	Assistant Treasurer and
Proxy Manager
Independent Registered	Janet C. Smith
Public Accounting Firm	Vice President, Assistant	Susan G. Malloy
KPMG LLP	Treasurer and Principal	Vice President and
	Accounting Officer	Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson A. Baxter,	Vice President
Vice Chairman
Ravi Akhoury	Robert R. Leveille
Barbara M. Baumann	Vice President and
Charles B. Curtis	Chief Compliance Officer
Robert J. Darretta

This report is for the information of shareholders of Putnam Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, or a summary prospectus if available, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

INVESTING FOR OVER 70 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

AN035 264498 12/10

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

October 31, 2010	$86,980	$--	$5,800	$-
October 31, 2009	$98,613	$--	$5,800	$-

For the fiscal years ended October 31, 2010 and October 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 5,800 and $ 5,800 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

October 31, 2010	$ -	$ -	$ -	$ -
October 31, 2009	$ -	$ -	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Income Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: December 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: December 29, 2010

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: December 29, 2010